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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Amphenol Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2004 ANNUAL MEETING and PROXY STATEMENT
CORPORATION
AMPHENOL CORPORATION 358 HALL AVENUE P.O. BOX 5030 WALLINGFORD, CONNECTICUT 06492-7530

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

TIME

11:00 a.m., Wednesday, May 26, 2004

PLACE

Corporate Headquarters
358 Hall Avenue
Wallingford, CT 06492

AGENDA

1.
To elect three directors for terms to expire at the 2007 Annual Meeting of Stockholders.

2.
To ratify the appointment of Deloitte & Touche LLP as independent accountants.

3.
To ratify and approve the increase in number of authorized shares.

4.
To ratify and approve The 2004 Stock Option Plan for Directors of Amphenol Corporation.

5.
To ratify and approve The 2004 Amphenol Executive Incentive Plan.

6.
To transact such other business as may properly come before the meeting and any adjournments thereof.

By Order of the Board of Directors
Edward C. Wetmore
Secretary

April 26, 2004

—IMPORTANT—

PLEASE COMPLETE, DATE, SIGN AND RETURN
THE ACCOMPANYING PROXY WHETHER OR
NOT YOU PLAN TO ATTEND THE MEETING

PROXY STATEMENT

        This Proxy Statement (first mailed to stockholders on or about April 26, 2004) is furnished to the holders of the Class A Common Stock, par value $.001 per share ("Common Stock"), of Amphenol Corporation (the "Company" or "Amphenol") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held at the Company's Corporate Headquarters at 358 Hall Avenue, Wallingford, Connecticut 06492-7530 (telephone (203) 265-8900) at 11:00 a.m. on Wednesday, May 26, 2004 (the "Annual Meeting").

RECORD DATE/STOCK SPLIT

        The Board of Directors has fixed the close of business on March 29, 2004 as the Record Date for the Annual Meeting. Only stockholders of record at the Record Date are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof, in person or by proxy. On January 19, 2004 the Board of Directors approved a two-for-one split of the Company's Common Stock to be issued to stockholders of record as of March 17, 2004 and set March 29, 2004 as the distribution date for said two-for-one stock split. In this Proxy Statement, including tables and annexes, all references to shares of Common Stock and options to purchase shares of Common Stock reflect the two-for-one split. At the Record Date, there were 88,574,046 shares of Common Stock outstanding.

PROXIES

        The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting and any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share of such stock held at the Record Date. The holders in person or by proxy of a majority of the Common Stock of the Company entitled to be voted at the Annual Meeting shall constitute a quorum.

        Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same upon receipt by the Company, prior to the time the proxy is voted, of a duly executed instrument revoking it, or of a duly executed proxy bearing a later date, or in the case of death or incapacity of the person(s) executing the same, of written notice thereof, or by such person(s) voting in person at the Annual Meeting. Unless revoked, all proxies representing shares entitled to vote which are delivered pursuant to this solicitation will be voted at the Annual Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification.

        A plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of directors. An affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required for approval of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares. An affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for approval of all other items submitted to stockholders for their consideration. The inspectors of election for the Company with the assistance of the Company's transfer agent, EquiServe, will tabulate the votes. Broker non-votes will be treated as votes cast for purposes of a quorum, but will not be counted as either voting for or against any proposal. Abstentions will be included in tabulations of the votes cast on proposals presented (other than the election of Directors) in the same manner as votes cast against such proposals. Where a choice has not been specified on the proxy card, the proxy will be voted in accordance with the recommendations of your Board of Directors.

        Proxies will be solicited by mail, telephone or other means of communication. The Company's directors, officers and regular employees who are not specifically employed for proxy solicitation purposes may also solicit proxies. The Company will pay for this proxy solicitation, including the expense of preparing, printing and mailing this Proxy Statement.

PRINCIPAL STOCKHOLDERS OF AMPHENOL

        Listed in the following table are those stockholders known to Amphenol to be the beneficial owners of more than five percent of the Company's Common Stock as of March 29, 2004.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class at the Record Date
KKR Associates 1996 L.P.(1) 9 West 57th Street New York, NY ("KKR")	8,701,256		9.82%
FMR Corp. 82 Devonshire Street Boston, MA 02109	12,384,602	(2)	13.98%

(1)
Shares of Common Stock shown, as owned by KKR, are owned of record by three limited partnerships affiliated with KKR, KKR 1996 Fund L.P. (7,075,528 shares), NXS Associates L.P. (1,574,746 shares) and KKR Partners II L.P. (50,982 shares). Messrs. James H. Greene, Jr. and Michael W. Michelson (directors of Amphenol), Henry R. Kravis and George R. Roberts (former directors of Amphenol) and Todd A. Fisher, Edward A. Gilhuly, Perry Golkin, Johannes P. Huth, Alexander Navab, Jr., Paul E. Raether and Scott M. Stuart, as members of the limited liability company which serves as the general partner of KKR, may be deemed to share beneficial ownership of the shares of the Company's Common Stock shown as beneficially owned by KKR. Each of these individuals disclaims beneficial ownership of such shares, other than to the extent of his economic interest in such partnerships.

(2)
The Schedule 13G filed by such beneficial owner for the year ended December 31, 2003 indicates that it has sole voting power over 2,046,662 shares and sole dispositive power over all 12,384,602 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Set forth below is certain information with respect to beneficial ownership of the Company's Common Stock as of March 29, 2004 by each director, the named executive officers and by all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Andrew M. Clarkson	16,000(1)		0.02%
Timothy F. Cohane	422,784(2)		0.48%
Jamie A. Fraser	73,672(2)		0.08%
James H. Green, Jr.	8,701,256(1	)(3)	9.82%
Edward G. Jepsen	495,670(2)		0.56%
Andrew E. Lietz	6,000(1)		0.007%
Marc S. Lipschultz	0(1)		—
Martin H. Loeffler	1,144,970(2)		1.29%
John R. Lord(4)	0(1)		—
Michael W. Michelson	8,701,256(1	)(3)	9.82%
Scott C. Nuttall	0(1)		—
Dean H. Secord	1,000(1)		0.001%
Mark C.J. Twaalfhoven	83,800(2)		0.09%
All executive officers and directors of the Company as a group (20 persons)	11,328,574		12.79%

(1)
The share ownership amounts for Messrs. Clarkson, Greene, Lietz, Lipschultz, Lord, Michelson, Nuttall and Secord reflected in this table do not include any shares of the Company's Common Stock which may be issued pursuant to the Amphenol Corporation Directors' Deferred Compensation Plan (the "Directors' Deferred Compensation Plan") described under the caption Compensation of the Board on page 11. The cumulative balance in Messrs. Clarkson, Lipschultz and Michelson Directors' Deferred Compensation accounts as of April 1, 2004 is 12,940 unit shares each. Messrs. Lietz and Nuttall were appointed to the Board of Directors on January 24, 2001 and the cumulative balances in their Directors' Deferred Compensation accounts as of April 1, 2004 is 4,826 and 4,800 unit shares, respectively. Mr. Secord was appointed to the Board of Directors on March 28, 2002 and the cumulative balance in his Directors' Deferred Compensation account as of April 1, 2004 is 2,927 unit shares. Mr. Greene was appointed to the Board of Directors on April 1, 2003 and the cumulative balance in his Directors' Deferred Compensation account as of April 1, 2004 is 1,222 unit shares. Mr. Lord, appointed to the Board of Directors on March 10, 2004, elected not to participate in the Directors' Deferred Compensation Plan.

(2)
Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser entered into Management Stockholder's Agreements with Amphenol on May 19, 1997 and each were awarded 1,346,152, 923,076, 923,076, 52,000 and 5,200 options, respectively, to acquire Amphenol shares under the 1997 Option Plan for

Key Employees of Amphenol and Subsidiaries (the "1997 Option Plan"). Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser also received additional option awards in 1998 and 1999 under the 1997 Option Plan and its amendments. The significant transfer restrictions of the Management Stockholder's Agreement on any shares acquired upon exercise of options awarded under the 1997 Option Plan expired on May 19, 2002. Pursuant to new Management Stockholder's Agreements entered into under the 2000 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries (the "2000 Option Plan"), Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser received awards of 334,000, 234,000, 234,000, 60,000 and 47,000 stock options, respectively, under the 2000 Option Plan. Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser also received additional option awards under the 2000 Option Plan and its amendments in 2001, 2002 and 2003. Options awarded but not yet vested under the 2000 Option Plan are subject to significant transfer restrictions until June 2005. The share ownership amounts for Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser reflected in this table include 1,144,970, 495,670, 422,784, 80,800 and 73,672 shares, respectively, which are not presently owned by such individuals but which would be issuable upon the exercise of stock options which are currently exercisable or are exercisable within 60 days of March 29, 2004.

(3)
Messrs. Greene and Michelson disclaim beneficial ownership of such shares except to the extent of their respective economic interests in the partnerships owning such shares. (See Principal Stockholders of Amphenol on page 2).

(4)
Henry R. Kravis resigned from the Company's Board of Directors as of March 10, 2004 (see Director Who Has Resigned with Term Formerly Expiring in 2006 on page 7). John R. Lord was appointed to the Company's Board of Directors on March 10, 2004 to fill the unexpired term of Mr. Kravis (see Directors Continuing in Office with Terms Expiring in 2006 on page 6).

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers and directors, and any persons who own more than 10% of the Company's Common Stock, file reports of initial ownership of the Company's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission ("SEC") and furnish the Company with copies of all forms they file pursuant to Section 16(a).

        Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no forms were required, the Company believes that during fiscal year 2003 and as of the date of this Proxy Statement all Section 16(a) filing requirements were complied with except as set forth in this paragraph. Forms 4 reporting deemed grants of phantom stock units pursuant to the Directors' Deferred Compensation Plan were filed late on behalf of each of Messrs. Dean Secord for grants on six occasions, Andrew E. Lietz for grants on 11 occasions, James H. Greene, Jr. for grants on two occasions, Marc S. Lipschultz for grants on 25 occasions, Michael W. Michelson for grants on 25 occasions, Scott C. Nuttall for grants on 11 occasions and Andrew M. Clarkson for grants on 25 occasions, all directors of the Company, and George R. Roberts for grants on 23 occasions, Henry R. Kravis for grants on 25 occasions and G. Robert Durham for grants on 15 occasions, all former directors of the Company. Initial reports of beneficial ownership on Form 3 were filed late on behalf of each of Messrs. Johannes P. Huth, Alexander Navab, Jr., Todd A. Fisher and Neil A. Richardson, all members of the limited liability company which serves as the general partner of KKR, during calendar year 2003.

PROPOSAL 1. ELECTION OF DIRECTORS

        The Amended and Restated Certificate of Incorporation and By-Laws of the Company provide for a Board of Directors consisting of three or more directors. Currently, the number of directors of the Company is set at not more than nine. Directors of the Company are elected for terms of three years, with one-third of the directors subject to election each year. Accordingly, action will be taken at the Annual Meeting for the election of three directors, Andrew E. Lietz, Martin H. Loeffler and Michael W. Michelson. Each of these directors will hold office for the three-year term ending in 2007 and until their respective successors are elected and qualified.

        It is intended that the proxies delivered pursuant to this solicitation will be voted in favor of the election of Messrs. Lietz, Loeffler and Michelson except in cases of proxies bearing contrary instructions. In the event that any of these nominees should become unavailable for election for any presently unforeseen reason, the person named in the proxy will have the right to use his discretion to vote for a substitute.

        The following information details offices held, other business directorships, the classes and terms of all directors and nominees. Beneficial ownership of equity securities of the directors and nominees is shown under the caption Security Ownership of Certain Beneficial Owners on page 3.

NOMINEES FOR ELECTION IN 2004

Name, Age and Term as Director	Principal Occupation and Other Information
Andrew E. Lietz Age 65 A Director since January 2001
Chairman of the Nominating/Corporate Governance Committee and member of the Audit Committee of the Company. Mr. Lietz is Managing Director of Rye Capital Management, LLC. He was president and chief executive officer of Hadco Corporation from 1995 until 2000. Mr. Lietz is also a Director of Details Dynamic Inc., Omtool, Ltd. and Safeguard Scientifics, Inc.
Martin H. Loeffler Age 59 A Director since December 1987
Chairman of the Board of the Company since May 1997. Chief Executive Officer of the Company since May 1996. President of the Company since July 1987. Member of the Executive Committee and Chairman of the Pension Committee of the Company. Mr. Loeffler does not serve on the board of directors of any other public companies.
Michael W. Michelson Age 53 A Director since May 1997
Member of the Compensation, Executive and Pension Committees of the Company. Member of KKR & Co., L.L.C., the general partner of Kohlberg Kravis Roberts & Co., L.P. since 1996. Mr. Michelson is also a Director of Alliance Imaging, Inc., KinderCare Learning Centers, Inc. and Owens-Illinois, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE
PROPOSED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2005

Name, Age and Term as Director	Principal Occupation and Other Information
Scott C. Nuttall Age 31 A Director since January 2001
Mr. Nuttall has been an executive at Kohlberg Kravis Roberts & Co., L.P. since November 1996. Mr. Nuttall is also a Director of Alea Group Holdings (Bermuda) Ltd., Bristol West Holdings, Inc., KinderCare Learning Centers, Inc., Walter Industries, Inc. and Willis Group Holdings Limited.
Dean H. Secord Age 68 A Director since March 2002
Chairman of the Audit Committee and member of the Nominating/Corporate Governance Committee of the Company. Mr. Secord is currently actively employed as an independent business consultant. He served as and international audit partner of PricewaterhouseCoopers through July 2001. Mr. Secord does not serve on the board of directors of any other public companies.
James H. Greene, Jr. Age 53 A Director since April 2003
Member of KKR & Co., L.L.C., the general partner of Kohlberg Kravis Roberts & Co., L.P. since 1996. Mr. Greene is also a Director of Accuride Corporation, Alliance Imaging, Inc., Owens-Illinois, Inc., Safeway Inc., Shoppers Drug Mart Corporation and Zhone Technologies, Inc.

DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2006

Name, Age and Term as Director	Principal Occupation and Other Information
Andrew M. Clarkson Age 66 A Director since May 1997
Member of the Audit and Nominating/Corporate Governance Committees of the Company. Mr. Clarkson is active as a private investor. He was a director of AutoZone, Inc. from 1986 to December 2001 and also served as chairman of the Finance Committee of AutoZone, Inc. from 1995 to 2001. He was also a former senior vice president and chief financial officer of Malone & Hyde Inc. and a former vice president and treasurer of F.W. Woolworth. Mr. Clarkson is also a Director of GTx, Inc.
John R. Lord Age 60 A Director since March 2004
Mr. Lord has served as the Non-Executive Chairman of Carrier Corporation since January 1, 2000. Mr. Lord was president and chief executive officer of Carrier Corporation, a division of United Technologies Corp. and the world's largest manufacturer of air conditioning, heating and refrigeration equipment, from April 1995 until his retirement in January 2000. Mr. Lord is also a Director of Gerber Scientific, Inc.
Marc S. Lipschultz Age 35 A Director since May 1997
Member of the Compensation, Executive and Pension Committees of the Company. Member of KKR & Co., L.L.C., the general partner of Kohlberg Kravis Roberts & Co., LP. since 2004. He was an executive at Kohlberg Kravis Roberts & Co., L.P. from 1995 to 2003. Mr. Lipschultz is also a Director of The Boyds Collection Ltd.

DIRECTOR WHO HAS RESIGNED WITH TERM FORMERLY EXPIRING IN 2006

Name, Age and Term as Director	Principal Occupation and Other Information
Henry R. Kravis Age 60 A Director from May 1997 to March 2004
Mr. Kravis resigned from the Board of Directors effective March 10, 2004. Founding Partner of Kohlberg Kravis Roberts & Co., L.P. and since January 1996 a Managing Member of the Executive Committee of the limited liability company which serves as the general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Kravis is also a Director of Alliance Imaging, Inc., Borden Chemical, Inc., The Boyds Collection Ltd., KinderCare Learning Centers, Inc., KSL Recreation Corporation, PRIMEDIA Inc. and Willis Group Holdings Limited.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name and Age	Principal Occupation and Other Information
Gary Anderson Age 53
Senior Vice President and Group General Manager, Aerospace and Industrial Operations division of the Company since January 2004 and general manager of Aerospace Operations of the Company since October 1995. Mr. Anderson has been an employee of the Company since September 1974. He does not serve on the board of directors of any public companies.
Timothy F. Cohane Age 51
Senior Vice President of the Company since 1994 and a vice president from 1991 through 1994. President of Times Fiber Communications, Inc., a wholly-owned subsidiary of the Company ("Times Fiber") since 1994 and Chief Executive Officer since 2002. He was also chief operating officer of Times Fiber from 1994 through 2002. A director of the Company from 1987 through 1997 and an employee of the Company since 1986. He does not serve on the board of directors of any public companies.
Jamie A. Fraser Age 41
Senior Vice President and Group General Manager, Interconnect Systems division of the Company since January 2004. He has been General Manager of Amphenol Interconnect Products Corporation, a wholly-owned subsidiary of the Company, since December 1998, was general manager of Amphenol Worldwide Interconnect Systems Operations from January 2003 to December 2003, and was business unit manager of the Aerospace Products division of Amphenol Canada Corp., a wholly-owned subsidiary of the Company, from March 1996 through November 1998. He does not serve on the board of directors of any public companies.
Edward G. Jepsen Age 60
Executive Vice President and Chief Financial Officer of the Company since 1989. A director of the Company from 1989 through 1997 and an employee of the Company since 1988. Mr. Jepsen is a Director and Chairman of the Audit and Finance Committee of Gerber Scientific, Inc., and a Director and member of the Audit Committee of TRC Companies, Inc.

Jerome Monteith Age 54
Vice President, Human Resources, of the Company since January 2004. He was director of human resources of the Company from January 1997 to December 2003. Mr. Monteith was also an employee of the Aerospace Operations division of the Company from 1974 to 1994. He does not serve on the board of directors of any public companies.
Udo Naujoks Age 53
Vice President and Group General Manager, Amphenol-Tuchel Electronics division of the Company, since January 2004. He has been General Manager of Amphenol-Tuchel Electronics GmbH since 1993. Mr. Naujoks has been an employee of the Company since May 1978. He does not serve on the board of directors of any public companies.
R. Adam Norwitt Age 34
Vice President and Group General Manager, Worldwide RF and Microwave Products division of the Company since January 2004 and General Manager of Worldwide RF and Microwave Products since November 2003. He was director interconnect systems operations, Asia from 2002 to 2003, general manager of Amphenol East Asia Electronic Technology (Shenzhen) Ltd. from 2001 to 2003 and business development manager, Asia, from 2000 to 2003. He does not serve on the board of directors of any public companies.
Diana G. Reardon Age 44
Vice President of the Company since January 2004. Controller of the Company since 1994. Treasurer of the Company since 1992. Ms. Reardon has been an employee of the Company since 1988. She does not serve on the board of directors of any public companies.
Mark C.J. Twaalfhoven Age 43
Senior Vice President and Group General Manager Commercial Connectors division of the Company since January 2004. He was director Asia pacific operations from 1996 to 2003. He does not serve on the board of directors of any public companies.
Luc Walter Age 45
Senior Vice President and Group General Manager, European Military and Aerospace Operations division of the Company since January 2004. He was director European military & aerospace operations from October 2002 to December 2003 and director advance programs from January 1996 to September 2002. Mr. Walter has been an employee of the Company since 1984. He does not serve on the board of directors of any public companies.
Edward C. Wetmore Age 47
Vice President of the Company since January 2004. Secretary and General Counsel of the Company since 1987. Mr. Wetmore has been an employee of the Company since 1986. He does not serve on the board of directors of any public companies.

THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

Governance Principles

        Amphenol Corporation's Corporate Governance Principles, which include guidelines for determining director independence and reporting concerns to non-employee directors and the Audit Committee of the Board of Directors, are included in this Proxy Statement as Annex A. Certain of the Company's corporate governance materials, including its Governance Principles, its Code of Business Conduct and Ethics and the Charters of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee of the Board of Directors are published on the Company's website at www.amphenol.com. The Board of Directors reviews its corporate governance materials, at least annually, and shall modify the Governance Principles, Code of Business Conduct and Ethics, charters of Board committees and related policies and practices as it deems necessary or appropriate.

Committees of the Board

        The Board of Directors of the Company currently has five standing committees: the Audit Committee, the Compensation Committee, the Executive Committee, the Pension Committee and the Nominating/Corporate Governance Committee.

        Audit Committee.    The Audit Committee's principal duties include (1) the selection of independent auditors; (2) reviewing the plan of audit and the results of the audit including the audit report and the management letter; (3) consulting periodically with the Company's independent auditors with regard to the adequacy of internal controls; (4) approving permissible non-audit services to be provided to the Company by the independent auditor; (5) reviewing the Company's internal system of audit, financial and disclosure controls; and (6) overseeing financial reporting activities including quarterly and annual reports and press releases. See also Report of the Audit Committee on page 12. The members of the Audit Committee are Andrew M. Clarkson, Andrew E. Lietz and Dean H. Secord (Chairman).

        Compensation Committee.    The Compensation Committee approves compensation guidelines, reviews the role and performance of executive officers and key management personnel, approves the base compensation, bonus and stock option awards for the Chief Executive Officer and reviews and approves the Chief Executive Officer's recommendations for compensation, bonus allocations and stock option awards for the other executive officers and key management employees of the Company and its affiliates. See also the Compensation Committee Report on Executive Compensation on page 15. The members of the Compensation Committee are Michael W. Michelson and Marc S. Lipschultz.

        Pension Committee.    The Pension Committee administers the Company's pension plan and consults with the Chief Financial Officer and the Treasurer of the Company and, as deemed necessary and appropriate, actuarial consultants and other advisors and the trustee and investment managers of the assets of the Company's pension plan. The Pension Committee consists of Messrs. Loeffler, Michelson and Lipschultz.

        Executive Committee.    The Executive Committee is empowered to exercise the powers and authority of the full Board of Directors in the management of the business and affairs of the Company, subject at all times to the supervision and control of the Board of Directors. The Board of Directors has granted the Executive Committee the broadest authority permitted by Delaware General Corporation Law. The Executive Committee meets as necessary and all actions of the Committee are reported at the next meeting of the Board of Directors. The members of the Executive Committee are Messrs. Loeffler, Michelson and Lipschultz.

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee's principal duties include (1) assisting the Board of Directors in identifying individuals qualified to become directors; (2) selecting, or recommending that the Board select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders; and (3) developing and recommending to the Board a set of corporate governance principles applicable to the Company. The members of the Nominating/Corporate Governance Committee are Andrew M. Clarkson, Andrew E. Lietz (Chairman) and Dean H. Secord each of whom are independent, as independence for nominating committee members is defined under the listing standards of the New York Stock Exchange. The Charter of the Nominating/Corporate Governance Committee is available on the Company's website at www.amphenol.com.

        The Nominating/Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders. A stockholder may recommend any person for consideration as a nominee for director by writing to the Nominating/Corporate Governance Committee of the Board of Directors, c/o Secretary, Amphenol Corporation, 358 Hall Avenue, Wallingford, CT 06492. Recommendations must be received by December 31, 2004 to be considered for the 2005 annual meeting of stockholders, and must comply with the requirements in the Company's bylaws. Recommendations must include the name and address of the stockholder making the recommendation, a representation that the stockholder is a holder of record of Common Stock, biographical information about the individual recommended and any other information the stockholder believes would be helpful to the Nominating/Corporate Governance Committee in evaluating the individual recommended.

        Once the Nominating/Corporate Governance Committee has identified a candidate, the committee will evaluate the candidate based upon the following principles:

  •
  character, judgment, personal and professional ethics, integrity, values and familiarity with national and international issues affecting business;

  •
  depth of experience, skills and knowledge complementary to the Board and the Company's business;

  •
  willingness to devote sufficient time to carry out the duties and responsibilities effectively.

        The committee will also consider such other relevant factors as it deems appropriate. The committee will make a recommendation to the full Board as to any persons it believes should be nominated by the Board, and the Board will determine the nominees after considering the recommendation and report of the committee. The procedures for considering candidates recommended by a stockholder for Board membership will be no different than the procedures for candidates recommended by members of the Nominating/Corporate Governance Committee, other members of the Board or management.

Meetings of the Board

        During 2003 there were four meetings and five actions by unanimous written consent of the Board of Directors, six meetings and one action by unanimous written consent of the Audit Committee and one meeting and three actions by unanimous written consent of the Compensation Committee. The Executive and Pension Committees met informally from time to time on an as-needed basis and acted on nine and six matters, respectively, by unanimous written consent. The Nominating/Corporate Governance Committee did not meet in 2003. All directors attended all meetings of the Board of Directors and the Committees on which they served except Mr. Kravis who was unable to attend four meetings.

Compensation of the Board

        On January 28, 2004 the Board of Directors approved an increase in the retainer fee to non-employee directors from $30,000 to $45,000 per year. In addition, the Audit Committee Chairman will receive an additional $5,000 per year; other Committee Chairpersons will receive an additional $3,000 per year. During 1997 the Company adopted the Directors' Deferred Compensation Plan. The Directors' Deferred Compensation Plan allows each director to elect to defer payment of their fees to a future date with the ultimate payment in cash or stock of the Company subject to the prior election of each director. Distributions would be made the year following the Directors' retirement or separation from the Board. Messrs. Clarkson, Lipschultz, and Michelson, have elected deferral of fees and the payment of fees in stock. The cumulative balance in each of Messrs. Clarkson, Lipschultz and Michelson's Directors' stock account as of April 1, 2004 is 12,940 unit shares of Amphenol Common Stock. Messrs. Lietz and Nuttall, who were appointed to the Board of Directors on January 24, 2001, also elected deferral of fees and the payment of fees in stock. The cumulative account balance in each of their Directors' stock account as of April 1, 2004 is 4,826 and 4,800 unit shares, respectively. Mr. Secord, who was appointed to the Board of Directors on March 28, 2002, also elected deferral of fees and the payment of fees in stock. The cumulative account balance in Mr. Secord's Directors' stock account as of April 1, 2004 is 2,927 unit shares. Mr. Greene, who was appointed to the Board of Directors on April 1, 2003 also elected deferral of fees and the payment of fees in stock. The cumulative account balance in Mr. Greene's Directors' stock account as of April 1, 2004 is 1,222 unit shares. None of the shares credited to any Directors' account are currently issued or outstanding. Mr. Lord, appointed to the Board of Directors on March 10, 2004, elected not to participate in the Directors' Deferred Compensation Plan and as of April 1, 2004 has received fees of $2,625.

        Also, on January 28, 2004, the Board of Directors authorized and approved, subject to stockholder approval, The 2004 Stock Option Plan for Directors of Amphenol Corporation (the "2004 Directors' Stock Option Plan"). (See Proposal 4 on page 28). If the 2004 Directors' Stock Option Plan is approved by stockholders at the 2004 Annual Meeting of Stockholders, each non-employee director will receive an award of 4,000 options on May 27, 2004.

Stockholder Communications with the Board

        Stockholders interested in communicating with the chair of the Nominating/Corporate Governance Committee, the non-employee directors or the Audit Committee may do so in writing to: Board of Directors, c/o Secretary, Amphenol Corporation, 358 Hall Avenue, Wallingford, CT 06492. All communications will be forwarded to the appropriate directors for their review, except that the Board has instructed the Company not to forward solicitations, bulk mail or communications that do not address Company-related issues.

Board Member Attendance at Annual Meeting of Stockholders

        The Company does not require members of the Board of Directors to attend the Annual Meeting of Stockholders. The only Board member who attended the 2003 Annual Meeting of Stockholders was Martin Loeffler, Chairman of the Board, Chief Executive Officer and President.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee ("Committee") consists of three directors who are independent directors as defined under the listing standards of the New York Stock Exchange. The Board of Directors has determined that all current members of the Committee are financially literate and that Mr. Secord is an audit committee financial expert as defined by the applicable rules of the SEC and the listing standards of the New York Stock Exchange. The Committee has undertaken a review of its charter, practices and procedures in order to assure compliance with the provisions of the Sarbanes-Oxley Act of 2002 and related regulatory initiatives. Following that review, the Committee approved changes to its charter and to its policies and practices. A copy of the revised charter is included as Annex B to this Proxy Statement and is available on the Company's website at www.amphenol.com.

The Audit Committee reports as follows:

1.
The Audit Committee has reviewed and discussed the Company's audited financial statements with Company management, which has primary responsibility for the financial statements, and Deloitte & Touche LLP, the Company's independent accountants for 2003, which is responsible for expressing an opinion on the conformity of such financial statements with generally accepted accounting principles.

2.
The Audit Committee has discussed with Deloitte & Touche LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

3.
The Audit Committee has received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board No. 1 (Independence Discussions with Audit Committee) and they discussed with Deloitte & Touche LLP that firm's independence.

4.
Based on the Committee's discussions with management and Deloitte & Touche LLP, the Committee's review of the representations of management and the report of Deloitte & Touche LLP to the Committee, the Committee has recommended to the Board and the Company that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2003. The Committee has also approved the retention of Deloitte & Touche LLP as independent accountants of the Company for fiscal year 2004.

Audit Committee Andrew M. Clarkson Andrew E. Lietz Dean H. Secord, Chairman

Audit and Non-Audit Fees

        Fees billed to the Company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, for services rendered in 2003 and 2002 were as follows:

Type of Fees(1)	2003	2002
	($ in Thousands)
Audit Fees	$1,466	$1,124
Audit-Related Fees	14	74
Tax Fees	115	150
All Other Fees	3	1

Total	$1,598	$1,349

Deloitte & Touche LLP did not perform any work or receive any fees for financial information systems design and implementation for the Company in 2003 and 2002.

(1)
Audit-Related Fees include fees primarily for merger and acquisition due diligence work. Tax Fees primarily consist of state and local and international tax consultations. The Audit Committee considered, in reliance on management and the independent auditor, whether the provision of these services is compatible with maintaining the independence of Deloitte & Touche LLP.

Pre-Approval of Auditor Services

        The Audit Committee has adopted and implemented pre-approval policies and procedures related to the provision of permissible audit and non-audit services by the Company's independent auditors. Under these procedures the Audit Committee has pre-approved the use of the independent auditor for specific types of services, including merger and acquisition due diligence and audit services, tax services, internal control reviews and reviews of employee benefit plans where the estimated cost of such services is not expected to exceed $25,000 on a project-by-project basis. Such engagements to provide pre-approved permissible services are reported to the Audit Committee on a quarterly basis. Any permitted services by Deloitte where the estimated cost of such services is expected to exceed $25,000 for any given engagement must be approved by the Audit Committee to ensure compatibility with maintaining the auditor's independence.

PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

        The Audit Committee of the Board of Directors has considered the performance and qualifications of Deloitte & Touche LLP and has selected Deloitte & Touche LLP to act as independent accountants to examine the financial statements of the Company for the current fiscal year, and a proposal to ratify this selection will be submitted to the Annual Meeting. Deloitte & Touche LLP has acted as accountants for the Company since June 1997, and management believes it desirable and in the best interests of the Company to continue the employment of that firm. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        If the foregoing proposal is not approved by the holders of a majority of the shares represented at the Annual Meeting and voting on the proposal, or if prior to the 2005 Annual Meeting, Deloitte & Touche LLP shall decline to act or otherwise become incapable of acting, or if its employment is otherwise discontinued by the Audit Committee of the Board of Directors, then in any such case the Audit Committee of Board of Directors will appoint other independent accountants whose employment for any period subsequent to the 2004 Annual Meeting will be subject to ratification by the stockholders at the 2005 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Composition and Purpose

        The Compensation Committee of the Board of Directors is responsible for the compensation programs affecting the executive officers and key management employees of the Company and its subsidiaries including base compensation, target bonuses, bonus payments, stock option and other awards. The Committee is currently composed of two directors who are not officers or employees of the Company. The activities and actions of the Committee are subject to the review of the full Board of Directors. All actions of the Compensation Committee are reported at the next meeting of the Board of Directors.

        The Committee's specific responsibilities continue to include:

  •
  Approval of the overall compensation philosophy and guidelines for all executive officers and key management employees of the Company and its subsidiaries.

  •
  Review, at least annually, the goals and the performance of the Company's Chief Executive Officer and approve, as deemed necessary and appropriate, any changes in the level of his base compensation and bonus target. Approve any option awards to the Company's Chief Executive Officer.

  •
  Review recommendations from the Company's Chief Executive Officer related to base compensation, bonus pool, bonus allocations, stock option awards and related matters for other executive officers, key management employees and prospective senior management employees of the Company and its subsidiaries.

Compensation Policies and Practices

        Philosophy.    The Committee's objective will continue to be the development, refinement and implementation of a complete compensation program that will serve to attract, retain and stimulate motivated senior executive and key management employees. The Committee also continues to recognize its responsibilities and obligations to the stockholders of the Company. The stock option programs summarized below are intended to maintain the alignment of the interests of the Company's senior executive and key management employees with the interests of the Company's stockholders and encourage long-term decision making geared to increasing stockholder value. The Committee also recognizes its continuing responsibilities and obligations to other employees of the Company and its subsidiaries.

        Base Compensation.    The performance and salary of each executive officer and each management employee of the Company whose base compensation is at least $200,000 shall be reviewed annually by the Committee. In establishing general compensation policies and in reviewing and assessing the appropriateness of base compensation levels and increases in base compensation levels, the Committee considers the recommendations of the Company's Chief Executive Officer and available information on similarly situated individuals in comparable companies. In the course of its annual review the Committee also considers the historical, current and forecasted performance of the Company and the contributions or expected contributions of each employee to those results.

        Bonus Plan.    In addition to base compensation, executive officers and key management employees participate in the Company's Management Incentive Plan, which is updated annually. Bonus payments under this plan are contingent upon the Company's achievement and/or each individual operation's achievement of targeted levels of revenue, operating cash flow, operating income and certain additional performance criteria. Annual bonus targets based upon a percentage of average base compensation are established at the beginning of each year. Target bonuses in 2004 for plan participants range from 10% to

70% of average base salary. Discretionary payments are also considered when specific objectives are identified, undertaken and achieved.

        Stock Option Plans.    Stock options are granted at fair market value and vest in equal annual installments over a five year period. Stock options have been awarded annually to executive officers and other key management employees. All stock option awardees must enter into Management Stockholders Agreements with the Company which set forth the terms and conditions and limitations applicable to any shares purchased pursuant to options granted under the 1997 Option Plan and its amendments or the 2000 Option Plan and its amendments (collectively, "Stock Option Plans"). In determining a stock option award, the Committee will consider the current value of the Company's Common Stock, an individual's base compensation, the amount of stock options, if any, previously awarded to an individual, an individual's past and expected future contributions to the Company's financial performance and an individual's responsibilities for assisting the Company in achieving its long-term strategic goals. The Committee believes that the five year prorata vesting periods for option awards and the further restrictions imposed by the Management Stockholders Agreements on the sale or transfer of option shares help retain key employees.

CEO Compensation

        During 2003, the Company continued to outperform its peer group and the industry, in general, and it also successfully completed a major refinancing, a public offering of Common Stock and several strategic acquisitions. Mr. Loeffler, as Chairman, President and Chief Executive Officer of the Company, continues to play a vital role in the operation and growth of the Company and maintaining and enhancing stockholder value.

        Mr. Loeffler's base salary for 2004 has been increased by 3.52% from $937,000 to $970,000. His bonus payout pursuant to the 2003 Management Incentive Plan was $674,640 representing approximately 72% of his 2003 base salary. His target bonus payment pursuant to the 2004 Management Incentive Plan was increased from his 2003 target bonus of 60% to 70% of his 2004 base salary. During 2003, Mr. Loeffler was awarded 250,000 options pursuant to the Amended 2000 Option Plan with an exercise price of $20.09.

        Mr. Loeffler's 2004 base salary and 2004 bonus target were established based upon the Compensation Committee's review and consideration of Mr. Loeffler's personal performance and the review and consideration of available information on compensation of chief executive officers of other companies in the interconnect industry and other companies of comparable size with comparable performance. The Committee believes that the option awards Mr. Loeffler has received will continue to closely align Mr. Loeffler's interests with the Company's stockholders.

Section 162(m) of the Internal Revenue Code

        In 1993, Congress created a new Internal Revenue Code subsection 162(m) which could have the effect of limiting the deductibility of compensation paid to the Company's five highest paid executive officers to no more than $1 million per year. The Committee will continue to consider this legislation when reviewing executive compensation, including CEO compensation, and will continue to use its business judgment to determine whether levels of base compensation and bonus payments are in the best interests of the Company and its stockholders notwithstanding the deductibility of any portion of such payments in view of the limitations of subsection 162(m). Regardless, the Committee and the Company do not believe that this legislation will have any material effect on the financial condition of the Company for the foreseeable future.

                      Michael W. Michelson
                      Marc S. Lipschultz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee of the Board during the last completed fiscal year are listed above. During 2003 none of the members of the Compensation Committee were present or former officers or employees of the Company or its subsidiaries. Mr. Loeffler is the only officer or employee of the Company who serves on the Company's Board of Directors. Mr. Loeffler does not serve on the Board of Directors of any other company.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

        The following table provides certain summary information concerning the compensation provided by the Company to the Chief Executive Officer and the four other most highly compensated executive officers of the Company during 2001, 2002 and 2003 (the "named executive officers"). The Company does not have any plan that provides for restricted stock awards or a long-term incentive plan.

		Annual Compensation				Long-Term Compensation
						Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)		LTIP Payouts ($)	All Other Compensation ($)(7)
M.H. Loeffler Chairman, President & CEO	2003 2002 2001	937,000 905,000 875,000	674,641 434,400 0	(1) (2) (3)	0 0 0	0 0 0	250,000 300,000 200,000	(4) (5) (6)	0 0 0	9,412 9,082 7,998
E.G. Jepsen Executive V.P. & CFO	2003 2002 2001	535,500 517,500 500,000	257,040 165,600 0	(1) (2) (3)	0 0 0	0 0 0	90,000 100,000 66,000	(4) (5) (6)	0 0 0	8,087 5,088 4,902
T.F. Cohane Senior Vice President	2003 2002 2001	392,500 379,000 366,000	109,900 99,488 0	(1) (2) (3)	0 0 0	0 0 0	30,000 60,000 40,000	(4) (5) (6)	0 0 0	2,029 1,960 1,228
M.C.J. Twaalfhoven Senior Vice President	2003 2002 2001	350,000 320,000 247,500	128,625 112,000 0	(1) (2) (3)	0 0 0	0 0 0	30,000 32,000 22,000	(4) (5) (6)	0 0 0	612 326 200
J.A. Fraser Senior Vice President	2003 2002 2001	300,000 240,000 193,750	136,500 60,863 0	(1) (2) (3)	0 0 0	0 0 0	32,000 32,000 20,000	(4) (5) (6)	0 0 0	660 516 356

(1)
2003 bonus was paid in January 2004.

(2)
2002 bonus was paid in January 2003.

(3)
No 2001 bonus was paid.

(4)
On April 15, 2003 Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser were awarded 250,000, 90,000, 30,000, 30,000 and 32,000 stock options, respectively. All such stock options were awarded pursuant to the Amended 2000 Option Plan with an exercise price of $20.09 per share.

(5)
On May 2, 2002 Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser were awarded 300,000, 100,000, 60,000, 32,000 and 32,000 stock options, respectively. All stock options were awarded pursuant to the 2000 Option Plan with an exercise price of $21.905 per share.

(6)
On April 25, 2001 Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser were awarded 200,000, 66,000, 40,000, 22,000 and 20,000 stock options, respectively. All such stock options were awarded pursuant to the 2000 Option Plan with an exercise price of $20.615 per share.

(7)
Includes imputed compensation for Group Term Life Insurance net of employee payments.

Option/SAR Grants In Last Fiscal Year

        The following table provides information regarding option grants to the named executive officers during 2003. During the last fiscal year, the Company did not grant any SARs nor did it reprice any options.

Individual Option/SAR Grants

					Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year 2003(2)
Name			Exercise or Base Price ($/sh)(3)	Expiration Date
					5% ($)	10% ($)
M.H. Loeffler	250,000	19.7%	20.09	4/14/2013	3,157,500	8,005,000
E.G. Jepsen	90,000	7.1%	20.09	4/14/2013	1,136,700	2,881,800
T.F. Cohane	30,000	2.4%	20.09	4/14/2013	378,900	960,600
M.C.J. Twaalfhoven	30,000	2.4%	20.09	4/14/2013	378,900	960,600
J.A. Fraser	32,000	2.5%	20.09	4/14/2013	404,160	1,024,640

(1)
The Company has reserved 8,000,000 shares of Common Stock for issuance pursuant to the Amended 2000 Option Plan, of which 2,422,800 shares, including options previously awarded and forfeited are available for awards as of April 1, 2004.

(2)
Percentages indicated are based on a total of 1,271,800 options granted to 167 employees of the Company and its subsidiaries during 2003.

(3)
Options become exercisable in equal installments of 20%, commencing on the first anniversary of the date of grant. Shares received upon the exercise of options pursuant to the 2000 Option Plan and its amendment are subject to material restrictions on sale or transfer prior to June 2005.

(4)
The potential realizable values reflected in these columns result from calculations which assume a current Common Stock value of $20.09 and 5% and 10% growth rates over a 10 year period and are not intended to forecast future prices of the Common Stock of the Company. On April 1, 2004 the market value per share of Common Stock was $30.10 (determined by reference to closing price listed on New York Stock Exchange, Inc. Composite Tape).

Long-Term Incentive Plans—Awards in Last Fiscal Year

        The Company does not have any long-term incentive plans and therefore has not granted any long-term incentive plan awards in the last fiscal year.

Aggregated Option/SAR Exercises In Last Fiscal Year and FY-End Option/SAR Values

        The following table provides information concerning the exercise of stock options during 2003 by the named executive officers and the value of unexercised options at December 31, 2003.

Name	Shares Acquired on Exercise (#)		Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable(1)	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable
M.H. Loeffler	689,656	(1)	12,075,877	1,304,896/785,600	25,883,785/8,647,288
E.G. Jepsen	530,406	(1)	9,287,409	671,870/315,800	13,373,925/3,278,000
T.F. Cohane	522,692	(1)	9,152,337	628,784/203,600	12,714,772/1,963,088
M.C.J. Twaalfhoven	44,204		819,608	56,640/100,160	533,309/1,087,847
J.A. Fraser	11,256		186,236	51,072/96,800	401,770/999,292

(1)
Shares acquired by exercise of options held by Messrs. Loeffler, Jepsen and Cohane were included in the public offering of the Company's Common Stock in August 2003 (See caption Public Offerings on page 31). Messrs. Twaalfhoven and Fraser did not participate in the public offering.

(2)
Based on the New York Stock Exchange trading closing price of Amphenol Common Stock on December 31, 2003 of $31.965.

COMPARISON OF TOTAL DAILY COMPOUNDED RETURN
AMONG AMPHENOL CORPORATION,
S&P 500 INDEX AND PEER GROUP COMPOSITE

        The following graph compares the performance of Amphenol over a period of five years ending December 31, 2003 with the performance of the Standard & Poor's 500 Stock Index and the average performance of a composite group consisting of peer corporations on a line-of-business basis. The Company is excluded from this group. The corporations comprising the composite group are CommScope, Inc., Hubbell Incorporated, Methode Electronics Inc., Molex Inc., and Thomas & Betts Corporation. Total Daily Compounded Return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

Cumulative Total Return
Annually: 12/31/98 to 12/31/03

        The data points for the above graph are as following:

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Amphenol	100.0%	220.5%	259.6%	318.3%	251.8%	423.6%
Composite	100.0%	117.7%	79.7%	88.2%	77.5%	108.5%
S&P 500	100.0%	119.5%	107.4%	93.4%	71.6%	90.5%

Employment Agreements

        Pursuant to an employment letter agreement with the Company dated July 28, 1987, Mr. Loeffler is guaranteed a minimum annual bonus of $30,000. Under this agreement, Mr. Loeffler is entitled, upon termination of his employment with the Company, to 18 months severance pay, which includes base salary plus any bonus; upon involuntary termination, Mr. Loeffler is also entitled to relocation expenses to Austria, provided that he requests this benefit within six months after his last day of employment with the Company. There are no other employment agreements with any of the other named executive officers. Each of the named executive officers is a party to Management Stockholder's Agreements with the Company which contemplate, among other things, that a terminated employee will be paid fifty percent of base salary following his/her termination, at the Company's discretion, for up to two years, in exchange for a firm undertaking from the terminated employee not to compete with the business of the Company.

Pension Information

        Merger of Pension Plans.    Prior to 1998, the Company and its domestic subsidiaries maintained eight separate defined benefit pension plans covering substantially all U.S. employees. Effective December 31, 1997, these pension plans were merged into the Pension Plan for Employees of Amphenol Corporation (the "Plan"). The prior formulas for calculating pension benefits for employees from different operations were retained in different sections of the Plan. All executive officers of the Company except Mr. Naujoks participate in and their pension benefits are calculated under either the Amphenol Plan Section or the LPL Plan Section of the Plan.

        General Provisions of the Plan.    The Plan provides for annual pensions to certain salaried employees, including executive officers, who complete five years of service with the Company. The normal retirement date under the Plan is the first day of the month following a participant's 65th birthday. A participant may also retire as of the first day of any month subsequent to the participant's 55th birthday and completion of ten years of service, however a participant's normal retirement benefit is reduced for early retirement. Retirement benefits are paid in the form of a life annuity (joint and survivor annuity for married participants). A participant has a nonforfeitable right to his retirement benefit upon completion of five years of service.

        Section 415 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), currently limits the maximum annual benefit which may be paid to any employee from a tax-qualified plan to $160,000 in 2003, and $165,000 in 2004. Section 401(a)(17) of the Internal Revenue Code currently limits the amount of compensation taken into account under a tax-qualified plan to $200,000 in 2003 and $205,000 in 2004. These limitations are subject to future adjustment. The Company has also adopted a Supplemental Employee Retirement Plan ("SERP") which formally provides for the payment of the portion of an annual pension which cannot be paid from the Plan as a result of the Internal Revenue Code limitations described above. Final average pensionable compensation under the SERP, however, is limited to $500,000.

        Details About the Amphenol Plan Section.    The Company is required to make all contributions necessary to provide benefits payable under the Amphenol Plan Section of the Plan. No participant contributions are required or permitted.

        The monthly normal retirement benefit for a participant in the Amphenol Plan Section is equal to the greater of: (i) Formula A: 1.1% of the participant's final average pensionable compensation multiplied by the participant's years of credited service or (ii) Formula B: 1.8% of the participant's final average pensionable compensation multiplied by the participant's years of credited service not in excess of 25 (1%

for years in excess of 25) reduced by 2% of the participant's estimated monthly social security benefit multiplied by the participant's years of credited service not in excess of 30. Final average pensionable compensation is defined as the participant's highest average annual total compensation from the Company and its affiliates, excluding bonuses, during any five consecutive years of service with the Company or its affiliates during the ten calendar years of service preceding the participant's termination of employment.

        The following table sets forth the estimated annual benefits under the Amphenol Plan Section payable on retirement for specified earnings and years of participation categories assuming retirement at age 65.

	Estimated Annual Pension Payable by the Company under the Amphenol Plan Section at Normal Retirement Based on Years of Participation Indicated
Final Average Pensionable Compensation
	5 Years	10 Years	15 Years	20 Years	25 Years	30 Years
$150,000	$13,500	$27,000	$40,500	$54,000	$67,500	$75,000
200,000	18,000	36,000	54,000	72,000	90,000	100,000
250,000	22,500	45,000	67,500	90,000	112,500	125,000
300,000	27,000	54,000	81,000	108,000	135,000	150,000
350,000	31,500	63,000	94,500	126,000	157,500	175,000
400,000	36,000	72,000	108,000	144,000	180,000	200,000
450,000	40,500	81,000	121,500	162,000	202,500	225,000
500,000 and above	45,000	90,000	135,000	180,000	225,000	250,000

        The above benefits are computed on a straight life annuity basis and do not take into account any reduction for joint and survivor payments or social security offsets.

        In 2003, Messrs. Loeffler and Fraser were the only named executive officers in the Amphenol Plan Section. As of December 31, 2003, Mr. Loeffler has 30 years of credited service in the Amphenol Plan Section, and his covered compensation for 2003 amounts to $937,000 (although final average pensionable compensation under the SERP is limited to $500,000). Mr. Fraser has five years of credited service in the Amphenol Plan Section, and his covered compensation for 2003 amounts to $300,000. Messrs. Cohane, Jepsen and Twaalfhoven do not participate in the Amphenol Plan Section.

        Details About the LPL Plan Section.    Prior to January 1, 2000 participants in the LPL Plan Section of the Plan were required to make contributions to the Plan. Since January 1, 2000 no participant contributions are required or permitted. The monthly normal retirement benefit for a participant in the LPL Plan Section is equal to 2% of the participant's final average pensionable compensation multiplied by the participant's years of credited service not in excess of 25. Final average pensionable compensation under the LPL Plan Section is defined as the participant's highest average annual total compensation from the Company and its affiliates, including bonuses, during any five consecutive years of service with the Company or its affiliates during the ten years of service preceding the participant's termination of employment.

        The following table sets forth the estimated annual benefits under the LPL Plan Section payable on retirement for specified earnings and years of participation categories assuming retirement at age 65.

	Estimated Annual Pension Payable by the Company under the LPL Plan Section at Normal Retirement Based on Years of Participation Indicated
Final Average Pensionable Compensation
	5 Years	10 Years	15 Years	20 Years	25 Years	30 Years
$150,000	$15,000	$30,000	$45,000	$60,000	$75,000	$75,000
200,000	20,000	40,000	60,000	80,000	100,000	100,000
250,000	25,000	50,000	75,000	100,000	125,000	125,000
300,000	30,000	60,000	90,000	120,000	150,000	150,000
350,000	35,000	70,000	105,000	140,000	175,000	175,000
400,000	40,000	80,000	120,000	160,000	200,000	200,000
450,000	45,000	90,000	135,000	180,000	225,000	225,000
500,000 and above	50,000	100,000	150,000	200,000	250,000	250,000

        The above benefits are computed on a straight life annuity basis and do not take into account any reduction for joint and survivor payments or social security offsets.

        In 2003, Messrs. Cohane, Jepsen and Twaalfhoven were the only named executive officers in the LPL Plan Section. As of December 31, 2003, Mr. Cohane has 17 years of credited service in the LPL Plan Section, and his covered compensation for 2003 amounts to $491,988. Mr. Jepsen has 14 years of credited service in the LPL Plan Section, and his covered compensation for 2003 amounts to $701,100 (although final average pensionable compensation under the SERP is limited to $500,000). Mr. Twaalfhoven has six years of credited service in the LPL Plan Section of the Plan and his covered compensation for 2003 amounts to $70,000. Messrs. Loeffler and Fraser do not participate in the LPL Plan Section.

The Amended 1997 Option Plan for Key Employees of Amphenol and Subsidiaries

        The Company's stock option plans are intended to attract and retain outstanding personnel and to promote a closer identity of interests between key employees of the Company and its stockholders. In May 1997, the Board of Directors authorized and approved The 1997 Stock Option Plan for Key Employees of Amphenol and Subsidiaries (the "1997 Option Plan"). Only nonqualified stock options as defined in Section 422 of the Internal Revenue Code were granted under the 1997 Option Plan.

        In January 1998, the Board of Directors authorized and approved The Amended 1997 Option Plan for Key Employees of Amphenol and Subsidiaries (the "First Amended 1997 Option Plan") which increased the number of shares of Common Stock to be reserved for issuance under the 1997 Option Plan from 4,800,000 to 7,000,000 shares.

        In January 2003, the Board of Directors authorized and approved The Second Amended 1997 Option Plan for Key Employees of Amphenol and Subsidiaries (the "Amended 1997 Option Plan)" which decreased the number of shares of Common Stock to be reserved for issuance under the First Amended 1997 Option Plan from 7,000,000 to 5,652,000 shares.

        Employees to whom options were granted under the 1997 Option Plan and its amendments were required to enter into a Management Stockholder's Agreement with the Company which, among other things, (a) restricted the transfer of shares acquired upon the exercise of any awards until after May 2002, (b) provided each optionholder with the right to resell option shares to the Company upon death, or under certain circumstances, disability of such optionholder and (c) provided the Company with the right to purchase all of an optionholder's option shares at varying prices depending upon the applicable circumstances if (i) such optionholder's employment with the Company is terminated, including, without limitation, as a result of the optionholder's death, disability or retirement; provided however, employment by the Company continued for at least three years from the date of grant, (ii) the optionholder effects an unpermitted transfer of option shares or (iii) the option shares become subject to a transfer pursuant to a call event, provided that in such event the right to purchase shall be only as to the number of option shares subject to the transfer resulting in the call event. The options vest in 20% annual increments over a period of five years from the date of grant, with certain exceptions, including without limitation, in the case of the termination of the optionholder's employment with the Company.

        The Compensation Committee of the Board of Directors will continue to administer the Amended 1997 Option Plan until it terminates in May 2007. However, no options were granted in 2003 pursuant to the Amended 1997 Option Plan and the Compensation Committee expects that no additional grants under the Amended 1997 Option Plan will be made.

        On April 1, 2004 the market value per share of Common Stock was $30.10 (determined by reference to the closing price listed on New York Stock Exchange, Inc. Composite Tape) and, of the 5,652,000 shares of Common Stock previously reserved for issuance pursuant to the Amended 1997 Option Plan, 6,570 shares currently remain available for future grants. The exercise prices of the 1,496,398 options presently outstanding under the 1997 Option Plan and its amendments range from $6.50 to $16.56.

The Amended 2000 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries

        In June 2000, the Board of Directors authorized the 2000 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries (the "2000 Option Plan"). The 2000 Option Plan is also used to attract and retain outstanding personnel and to promote a closer identity of interests between key employees of the Company and its stockholders. The terms of the 2000 Option Plan are similar to the terms of the Amended 1997 Option Plan with the exception that shares acquired upon the exercise of any awards made pursuant to the 2000 Option Plan are generally nontransferable by any means prior to June 5, 2005.

        In January 2003, the Board of Directors authorized and approved the Amended 2000 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries (the "Amended 2000 Option Plan") which increased the number of shares of Common Stock to be reserved for issuance under the 2000 Option Plan from 3,600,000 to 8,000,000 shares. The Amended 2000 Option Plan also increased the number of options that may be granted to any one participant in the Amended 2000 Option Plan from not more than 1,000,000 to not more than 2,000,000 options. All other terms of the Amended 2000 Option Plan are the same as the 2000 Option Plan. Unless terminated earlier by the Company's Board of Directors, the Amended 2000 Option Plan will terminate in June 2010.

        The Amended 2000 Option Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee considers recommendations of the Chief Executive Officer and other senior management employees of the Company and determines those employees of Amphenol and its subsidiaries eligible to receive options, the number and the terms and conditions of each option grant, the form of the option agreement and any conditions on the exercise of an option award. Only nonqualified stock options, as defined in Section 422 of the Internal Revenue Code, and Purchase Stock, as defined in the Amended 2000 Option Plan, may be granted under the Amended 2000 Option Plan.

        Employees to whom options are granted under the 2000 Option Plan and its amendments are required to enter into a Management Stockholder's Agreement with the Company which, among other things, (a) restricts the transfer or sale of shares acquired upon the exercise of an award which is not currently vested until June 5, 2005, (b) provides each optionholder with the right to resell option shares to the Company upon death, or under certain circumstances, disability of such optionholder and (c) provides the Company with the right to purchase all of an optionholder's option shares at varying prices depending upon the applicable circumstances. Options awarded under the Amended 2000 Option Plan vest in 20% annual increments over a period of five years from the date of grant, with certain exceptions, including without limitation, in the case of the termination of the optionholder's employment with the Company.

        A total of 1,231,800 options were granted in April 2003 at an exercise price of $20.09 to the named executive officers and other key employees of the Company and 40,000 options were granted in November 2003 at an exercise price of $30.185 pursuant to the Amended 2000 Option Plan. Of the 8,000,000 shares of Common Stock reserved for issuance pursuant to the Amended 2000 Option Plan, 2,422,880 shares are available for future grants as of April 1, 2004.

        On April 1, 2004 the market value per share of Common Stock was $30.10 (determined by reference to the closing price listed on New York Stock Exchange, Inc. Composite Tape). The exercise prices of the 5,322,514 options currently outstanding under the 2000 Option Plan and its amendment range from $18.55 to $30.185.

PROPOSAL 3. RATIFY AND APPROVE THE INCREASE
IN NUMBER OF AUTHORIZED SHARES.

        The stockholders of the Company are being asked to approve an amendment to the Company's Certificate of Incorporation as described below. A copy of the Amended and Restated Certificate of Incorporation as proposed to be further amended and restated may be obtained by written request to the Company's Secretary at the address on the first page of this Proxy Statement.

        The Board has approved, and is recommending to the stockholders for approval, an amendment to Article Fourth of the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue by 100,000,000 to 200,000,000. The full text of the proposed amendment to the Amended and Restated Certificate of Incorporation is set forth below.

        The proposed amendment would increase the number of shares of Common Stock that the Company is authorized to issue by 100,000,000 from 100,000,000 to 200,000,000. The additional 100,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The Board believes it is desirable to increase the number of shares of Common Stock the Company is authorized to issue to provide the Company with adequate flexibility in the future. The Company has no present commitments, agreements or intent to issue additional shares of Common Stock, other than shares currently reserved for issuance under the Company's stock option plans for key management employees or such shares as may be issued in connection with the Directors' Deferred Compensation Plan (See caption Compensation of the Board on page 11), the 2004 Directors' Stock Option Plan, if approved (See Proposal 4 on page 28), or in connection with potential acquisitions.

        Although authorization of additional shares of Common Stock is recommended by the Board of Directors for the reasons stated herein, and not because of any possible anti-takeover effect, such additional authorization of shares of Common Stock could be used by incumbent management to make it more difficult, and thereby discourage, any attempt to acquire control of the Company, even though stockholders of the Company may deem such an acquisition desirable. For example, the shares could be privately placed with a purchaser who might support the Board of Directors in opposing a hostile takeover bid. The issuance of new shares could also be used to dilute the stock ownership and voting power of a third party seeking to remove the Directors, replace incumbent Directors, accomplish certain business combinations or alter, amend or repeal portions of the Company's Amended and Restated Certificate of Incorporation.

        The proposed amendment would permit the issuance of additional shares of Common Stock up to the new 200,000,000 maximum authorization without further action or authorization. The Board believes it is prudent for the Company to have this flexibility. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of stockholders.

        Under Delaware law, an amendment of a Certificate of Incorporation to effectuate a change in the number of shares of the authorized capital stock of a corporation requires the approval of a majority of the outstanding stock entitled to vote thereon. In this instance, the holders of Common Stock are entitled to vote on the amendment and the holders of a majority of such Common Stock must approve this amendment for its passage.

        As of the Record Date there were 88,574,046 shares outstanding and approximately 9,698,000 shares are reserved for future issuance under the Company's Amended 1997 Option Plan, the Amended 2000

Option Plan and the Directors' Deferred Compensation Plan. If stockholders approve the proposed 2004 Stock Option Plan for Directors (see Proposal 4 on page 28), an additional 250,000 shares will be reserved for issuance under that plan.

        The proposed amendment to the Amended and Restated Certificate of Incorporation of the Company, if adopted by the required vote of stockholders, will become effective on or about May 26, 2004.

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        Article FOURTH of the Amended and Restated Certificate of Incorporation reads as follows before giving effect to the proposed amendment:

        "FOURTH: The total number of shares of stock that the Corporation is authorized to issue is 100,000,000 shares of Class A Common Stock, par value $.001 each."

        Pursuant to the proposed amendment, Article FOURTH of the Amended and Restated Certificate of Incorporation would be deleted and replaced by the following:

        "FOURTH: The total number of shares of stock that the Corporation is authorized to issue is 200,000,000 shares of Class A Common Stock, par value $.001 each."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
OF THE INCREASE IN NUMBER OF AUTHORIZED SHARES.

PROPOSAL 4. RATIFY AND APPROVE THE 2004 STOCK OPTION PLAN
FOR DIRECTORS OF AMPHENOL CORPORATION.

        On January 28, 2004 the Board of Directors approved, subject to stockholder approval, The 2004 Stock Option Plan for Directors of Amphenol Corporation (the "2004 Directors' Stock Option Plan"). Pursuant to the terms of the 2004 Directors' Stock Option Plan, each independent director will receive an annual award of 4,000 stock options at fair market value. The options will vest ratably over 3 years and there will be no additional restrictions on transfer or sale. A maximum of 250,000 shares of Common Stock will be reserved for issuance under the 2004 Directors' Stock Option Plan. The 2004 Directors' Stock Option Plan will be administered by the Board of Directors.

        The purpose of the 2004 Directors' Stock Option Plan is to further assist the Company in the recruitment, retention and compensation of qualified Directors and to promote a closer identity of the long-term interests of the Company's Directors with the long-term interests of its stockholders. A copy of The 2004 Stock Option Plan for Directors of Amphenol Corporation is attached as Annex C to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
THE 2004 STOCK OPTION PLAN FOR DIRECTORS OF AMPHENOL CORPORATION.

PROPOSAL 5. RATIFY AND APPROVE THE 2004 AMPHENOL
EXECUTIVE INCENTIVE PLAN

        The Company's stockholders are being asked to consider and vote on a proposal to approve the 2004 Amphenol Executive Bonus Plan (the "Executive Incentive Plan"). Such approval is intended to meet the requirements of Section 162(m) of the Internal Revenue Code so that the Company may take a full tax deduction for any payments made pursuant to the Executive Incentive Plan. On January 28, 2004 the Board of Directors approved, subject to stockholder approval, the Executive Incentive Plan. The Executive Incentive Plan will be effective as of January 1, 2004 provided the Executive Incentive Plan is approved by stockholders at the 2004 Annual Meeting. Approval of the Executive Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. If the stockholders do not approve the Executive Incentive Plan, the Executive Incentive Plan will have no effect, and in such a case, awards may continue to be granted under the 2004 Amphenol Management Incentive Plan (See caption Bonus Plan on page 15).

        The purpose of the Executive Incentive Plan is to promote the interests of the Company by aiding in the recruitment and retention of exceptional employees, providing incentives to its employees in consideration of their services to the Company and promoting the growth of the Company for its stockholders.

        A copy of the Executive Incentive Plan is attached as Annex D to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
RATIFICATION OF THE 2004 AMPHENOL EXECUTIVE INCENTIVE PLAN

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Merger and Related Matters.    Pursuant to the Merger Agreement with NXS Acquisition Corp. ("NXS"), a wholly-owned subsidiary of a limited partnership organized at the direction of KKR Associates 1996 L.P. ("KKR"), on May 19, 1997 NXS merged with and into Amphenol, which became the surviving corporation (the "Merger"). As a result of the Merger, KKR became a 75% majority stockholder of the Company.

        Amphenol agreed in the Merger Agreement that all rights to indemnification then existing in favor of the present and former directors and officers of Amphenol or any of its subsidiaries as provided in its Amended and Restated Certificate of Incorporation, its By-Laws, under Delaware General Corporation Law or otherwise shall survive the Merger and shall continue in full force and effect in accordance with their terms for a period of six years from the date of the Merger.

        During 2003, the Company paid Kohlberg Kravis Roberts & Co., L.P. quarterly management fees totalling $937,000 for consulting and financial advisory services. The Company currently pays Kohlberg Kravis Roberts & Co., L.P. quarterly management fees of $187,500. From time to time Kohlberg Kravis Roberts & Co., L.P. may receive additional fees for advisory services rendered to the Company and its subsidiaries. No additional management fees were paid to Kohlberg Kravis Roberts & Co., L.P. in 2003. The management fee and any additional fees will be negotiated from time to time with the independent members of the Company's Board of Directors on an arms-length basis and will be based on the services performed and the prevalent fees then charged by third-parties for comparable services.

        Registration Rights Agreement.    Under certain circumstances and subject to certain conditions, KKR Associates 1996 L.P. and its affiliated entities (the "KKR Entities") have the right to require the Company to register, under the Securities Act, shares of Common Stock held by them. The Registration Rights Agreement provides that, among other things, the Company will pay all expenses in connection with any such registration. In August 2003 and February 2004 the KKR Entities exercised their rights under the Registration Rights Agreement. In connection with the related public offerings of 20,000,000 shares of Common Stock in August 2003 and 16,000,000 shares in February 2004 (see caption Public Offerings on page 31), the Company paid expenses of approximately $754,000 and $66,000, respectively, through March 31, 2004.

        Management Stockholder's Agreements.    Upon consummation of the Merger, the Company entered into Management Stockholder's Agreements with each of Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser and each received an option grant under the 1997 Option Plan. Significant transfer restrictions under such Management Stockholder's Agreements expired on May 19, 2002 and Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser are free, except as indicated below, to exercise and sell any previously unexercised options received under the 1997 Option Plan and its amendments.

        On June 6, 2000 the Company entered into additional Management Stockholder's Agreements with each of Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser. In return for this commitment, Messrs. Loeffler, Jepsen, Cohane, Twaalfhoven and Fraser received awards of 334,000, 234,000, 234,000, 60,000 and 47,000 stock options, respectively, under the Amended 2000 Option Plan. Shares subject to these new Management Stockholder's Agreements that are not currently vested are generally not transferable by any means prior to June 5, 2005. Management stockholders have limited "piggyback" registration rights with respect to any shares of Common Stock acquired by option exercise if the Company elects to make a public offering and there exists an active trading market in 40% or more of the Company's Common Stock following such offering. The other terms and conditions of the new Management

Stockholder's Agreements are substantially the same as the agreements pursuant to which stock options were granted under the 1997 Option Plan and its amendments.

        Sales Participation Agreement.    Upon the purchase of Common Stock subject to a Management Stockholder's Agreement with the Company, each such management stockholder will be the beneficiary of a Sale Participation Agreement (the "Sale Participation Agreement") with the KKR Entities. The Sale Participation Agreement allows such management stockholders the right to participate in certain sales of shares of Common Stock by the KKR Entities. Shares of Common Stock sold by the management stockholders pursuant to the Sale Participation Agreement will not be subject to any restrictions on transfer imposed by the Management Stockholder's Agreement.

        Public Offerings.    In August 2003, the Company completed a public offering of 20,000,000 shares of Common Stock at $25.00 per share less underwriting fees of $.99 per share. Selling stockholders included affiliates of KKR and certain executive officers of the Company. The Company received no proceeds from the shares sold in the August 2003 offering. Affiliates of KKR sold a total of 17,941,544 shares. After the offering, KKR's holdings in the Company were reduced from approximately 49% to approximately 27%. Messrs. Loeffler, Jepsen and Cohane sold 689,656, 626,320 and 626,320 shares, respectively, in the offering, which shares included 689,656, 530,406 and 522,692 shares, respectively, acquired upon the exercise of stock options. Messrs. Fraser and Twaalfhoven did not participate in the August 2003 offering.

        In February 2004, the Company completed a public offering of 16,000,000 shares of its Common Stock at $30.00 less underwriting fees of $1.05 per share. Selling stockholders included affiliates of KKR and certain executive officers of the Company. The Company received no proceeds from the shares sold in the offering. Affiliates of KKR sold a total of 15,120,000 shares. After the offering, KKR's holdings in the Company were reduced from approximately 27% to approximately 10%. Messrs. Loeffler, Jepsen and Cohane sold 400,000, 240,000 and 240,000 shares, respectively, in the offering, which shares included 351,926, 240,000 and 240,000 shares, respectively, acquired upon the exercise of stock options. Messrs. Fraser and Twaalfhoven did not participate in the February 2004 offering.

STOCKHOLDER PROPOSALS

        Any stockholder desiring to include a proposal in the Company's 2005 Proxy Statement must submit such proposal to the Company. Such proposals must be received by the Company no later than the close of business on December 31, 2004. If mailed, proposals should be sent by Certified Mail—Return Receipt Requested to the attention of the Secretary of the Company, 358 Hall Avenue, P.O. Box 5030, Wallingford, Connecticut 06492-7530.

        Under the current rules of the Securities and Exchange Commission, a stockholder submitting a proposal is required to be a record or beneficial owner of at least 1% or $2,000 in market value of the Company's Common Stock and to have held such stock for at least one year prior to the date of submission of the proposal, and he or she must continue to own such securities through the date on which the meeting is held.

        The Company's By-laws require that the Company should have received written notice of any proposals which stockholders intended to present at the Annual Meeting (other than those submitted for inclusion in the Company's proxy material pursuant to Rule 14a-8 of the Exchange Act), not less than 60 and no more than 90 days prior to the meeting. Accordingly, any such notice should have been received by the Company no earlier than February 28, 2004 and no later than March 28, 2004.

GENERAL AND OTHER MATTERS

        At the date of this Proxy Statement, the Company knows of no business that will be brought before the Annual Meeting other than the matters set forth above. However, if any further business properly comes before the Annual Meeting or any adjournments thereof, the persons named as proxies in the accompanying proxy will vote them in accordance with their discretion and judgment on such matters.

        The Company has herewith and/or heretofore provided each stockholder whose proxy is being solicited hereby, a copy of the Company's 2003 Annual Report, including financial statements. Written requests for additional copies should be directed to: Treasurer, Amphenol Corporation, 358 Hall Avenue, P.O. Box 5030, Wallingford, Connecticut 06492-7530. The Company's 2003 Annual Report, including financial statements, is also available from the Company's website at www.amphenol.com.

PLEASE DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE
ENCLOSED REPLY ENVELOPE ON WHICH NO POSTAGE NEED BE AFFIXED IF
MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
Edward C. Wetmore
Secretary

April 26, 2004

ANNEX A

AMPHENOL CORPORATION
CORPORATE GOVERNANCE PRINCIPLES

        Amphenol's Corporate Governance Principles have been approved by the Board of Directors and, together with the Company's Amended and Restated Certificate of Incorporation, its By-Laws, its Code of Business Conduct and Ethics and the Charters of the Audit Committee and the Nominating and Corporate Governance Committee of the Board, form the framework for the governance of the Company.

1.
Role of Board of Directors and Management

        Amphenol's business is conducted by its officers, managers and employees under the direction of its Chief Executive Officer. The Board oversees strategic, financial and business planning and performance of the Company and, together with senior management, works to assure that the long-term interests of stockholders are being served.

2.
Board Functions and Responsibilities

        The Board of Directors meets at least four times a year to review and discuss the performance of the Company and its short and long term plans and prospects. In addition, the Board is prepared to meet as often as is necessary to address any material issues facing the Company.

        In addition to its general responsibility for oversight of senior management and the financial well being of the Company, the Board of Directors more specific responsibilities and functions include:

  •
  evaluating and compensating the Chief Executive Officer;

  •
  overseeing the development and compensation of senior management;

  •
  reviewing, evaluating and monitoring proposed major corporate transactions;

  •
  assessing material risks to the Company;

  •
  reviewing, evaluating and monitoring the Company's ongoing responsibilities to its employees, customers, suppliers and stockholders; and

  •
  reviewing, evaluating and monitoring those systems relating to the Company's continuing compliance with applicable laws.

3.
Independent Advisors

        The Board and each Committee of the Board shall have the right at any time to retain independent outside financial, legal or other advisors to assist them with their functions and responsibilities.

4.
Board Member Criteria

        Members of the Board of Directors should have high professional, business and personal ethics. They should have broad experience at the policy-making level in business, finance and/or technology. They should be able to provide insights and practical opinions based on their education, professional training, business experience and expertise. They should be committed to enhancing stockholder value and should have sufficient time, energy and interest to carry out their duties. The Board does not intend to appoint or to nominate any person for election or re-election after their 72nd birthday.

5.
Director Independence

        A majority of the Board of Directors will consist of independent directors, as defined by the New York Stock Exchange. To be considered "independent" a Director must be determined by the full Board to have no material relations with the Company other than as a Director. In making its determination concerning the absence of a material relationship, the Board of Directors adheres to all of the specific tests for independence included in the New York Stock Exchange Listing Standards. The full Board will also affirmatively determine, as required by the New York Stock Exchange Listing Standards, that the members of various Committees of the Board are qualified and independent.

6.
Board Size, Selection and Term

        The By-Laws of the Company provide that the number of Directors shall be determined by the full Board. Board size shall be assessed at least annually by the Nominating/Corporate Governance Committee and changes shall be recommended to the full Board when appropriate. There are currently nine members of the Board. If any nominee is unable to serve as a Director or if any Director is unable or unwilling to continue to serve as a Director, the full Board may reduce the number of Directors or choose a successor Director.

        Directors are elected on a staggered basis for three-year terms by stockholders at the annual meeting of stockholders. Stockholders may propose nominees for consideration by the Nominating/Corporate Governance Committee by submitting names and supporting information to: Secretary, Amphenol Corporation, 358 Hall Avenue, Wallingford, Connecticut, 06492.

7.
Committees of the Board of Directors

        The Board has established the following Committees to assist the Board in discharging its responsibilities and functions; (a) the Audit Committee, (b) the Compensation Committee, (c) the Executive Committee, (d) the Pension Committee and (e) the Nominating/Corporate Governance Committee. The Committee Chairpersons report the highlights of their meetings to the full Board following each meeting of the respective Committee. The Committees occasionally hold meetings in conjunction with regularly scheduled meetings of the full Board or separately either in person or via conference phone call.

8.
Meeting Agendas

        The Chairman of the Board in consultation with the Chairpersons of the various Committees of the Board and the Secretary of the Company, proposes an Agenda for upcoming Board Meetings and Committee Meetings. Proposed Agendas are distributed prior to meetings to the full Board or to Committee members for review and comment. Directors are invited to make suggestions for the inclusion and dissemination of pre-meeting and meeting materials. The Chairman of the Board or the respective Chairperson of a particular Committee determines the nature and extent of information and materials that are provided regularly to Directors or Committee members and any additional special information and materials that are to be provided to Directors prior to any particular Board Meeting or Committee Meeting.

9.
Non-Employee Director Sessions

        Non-Employee Directors shall be afforded an opportunity to meet privately among themselves, without management present, at each regularly scheduled full Board and Committee Meeting. The Non-Employee Directors may also meet without management present at such other times as they deem necessary and appropriate.

10.
Self Evaluation

        The Board and each Committee perform an annual self-evaluation. The individual assessments are summarized for discussion with the full Board in January of each year or at such other time as the full Board directs.

11.
Business Conduct and Ethics Code

        The Board expects all Directors, Officers and employees to act ethically at all times and to acknowledge their adherence to the Amphenol Code of Business Conduct and Ethics. The Company will not make personal loans or extensions of credit to any Directors or executive officers. Except as set forth in this paragraph, the Board will not permit any waiver of any ethics policy for any Director or executive officer. If an actual or potential conflict of interest arises for a Director or an executive officer, the Director or executive officer shall promptly inform the Chief Executive Officer. If a significant conflict exists and cannot be resolved, the Chief Executive Officer should report the matter to the full Board and the Director or executive officer should be asked to resign. All Directors are required to recuse themselves from any discussion or decision affecting their personal, business or professional interests. The full Board shall be promptly advised of and shall be required to resolve any actual or potential conflict of interest issue involving the Chief Executive Officer.

12.
Reporting of Accounting, Internal Controls or Auditing Concerns

        The Audit Committee has established procedures to receive, evaluate and respond to complaints or concerns regarding accounting, internal controls or auditing matters including procedures for the confidential and anonymous submission by Company employees. Copies of the procedures are prominently displayed on employee bulletin boards throughout the Company and each employee who works in an accounting, finance, auditing or internal control function in any operation of the Company is required to provide a written acknowledgement of his/her receipt, review and understanding of the established reporting procedures on a periodic basis.

13.
Communications with Non-Employee Directors

        Interested stockholders who wish to communicate any concerns or questions about the Company to Non-Employee Directors may do so by U.S. Mail to the Chairman of the Audit Committee of the Board of Directors, c/o Secretary, Amphenol Corporation, 358 Hall Avenue, Wallingford, Connecticut 06492. The Company's Secretary will compile any communications, summarize lengthy and repetitive communications and promptly forward the same to the Chairman of the Audit Committee. The Company's Secretary will coordinate the delivery of any response to the interested stockholder that the Chairman of the Audit Committee, in consultation with such Non-Employee Directors as he deems to be necessary and appropriate.

14.
Director Orientation and Continuing Education

        Amphenol maintains an orientation program that includes regular distribution of financial and business information and periodic site visits and presentations by key management employees. In addition, the Company supports continuing education of Directors including seminars and programs offered by third parties.

15.
Access to Key Management Employees

        Directors are provided access to any key management employee regarding any questions or concerns that the Director may have.

16.
Compensation of Directors

        Non-Employee Directors receive compensation that is competitive and intended to facilitate increased ownership of Company stock. Compensation consists of a fixed annual fee which Directors can elect to receive in cash or in phantom share units. The Chairpersons of the Audit Committee and the Nominating/Corporate Governance Committee receive an additional annual stipend for their Committee services. No meeting fees are paid and the Company does not have a retirement plan or any other benefit plans for Directors. Subject to stockholder approval of an Option Plan for Non-Employee Directors, beginning in 2004, the annual compensation paid to Non-Employee Directors will also include an annual option award.

17.
Management Succession Plan

        The Board shall maintain a succession plan for the Chief Executive Officer and other senior management employees based upon the recommendations of the Nominating/Corporate Governance Committee. The succession plan shall be reviewed at least annually.

ANNEX B

AMPHENOL CORPORATION
AUDIT COMMITTEE CHARTER

I.     PURPOSE

        The Audit Committee shall provide assistance to the Board of Directors in its oversight of:

        (i)    The quality and integrity of the Company's financial statements;

        (ii)    The Company's compliance with legal and regulatory requirements;

        (iii)    The qualifications, independence and performance of the independent auditor;

        (iv)    The audits of the Company and its subsidiaries; and

        (v)    The performance of the Company's internal audit function.

II.    STRUCTURE AND OPERATIONS

  Composition and Qualifications

        The Committee shall consist of a minimum of three members, each of whom is determined by the Board to be "independent" under the rules of the New York Stock Exchange. All members of the Committee shall have sufficient financial experience and ability to discharge their responsibilities, and at least one member of the Committee shall be an "audit committee financial expert" as defined by the SEC.

  Compensation

        No member of the Committee shall receive compensation other than fees and regular benefits for service as a director of the Company, including reasonable compensation for serving on the Committee.

  Appointment and Removal

        The members of the Committee shall be appointed by the Board and may be removed, with or without cause, by the Board at its discretion.

III.  MEETINGS

        The Committee shall meet with the independent auditors and senior management at least twice a year to review the scope of the annual audit, the audit plan and audit results and to review and discuss such other matters as the Committee, in consultation with senior management and the Company, deems to be necessary and appropriate. The Committee shall also meet with the independent auditors and senior management on a quarterly basis to review the Company's quarterly earnings press release and financial statements related thereto. At all meetings the Committee shall be afforded an opportunity to meet privately with the independent auditors. The Committee shall meet more frequently as circumstances dictate. Members of the Committee shall periodically meet separately with senior management, employees primarily responsible for internal audit function and the independent auditors of the Company.

IV.   RESPONSIBILITIES AND DUTIES

        The Committee shall carry out its responsibilities and duties delegated to it by the Board from time to time. The Committee shall perform its functions as required by applicable laws, rules and regulations including, without limitation, the Sarbanes-Oxley Act and the rules and regulations of the SEC, the New York Stock Exchange and the Public Company Accounting Oversight Board. In the performance of its duties, the Committee shall have the authority to retain and authorize payment of outside legal, accounting and/or other advisors.

  Documents/Reports Review

        1.     The Committee shall review with management and the independent auditors, prior to public dissemination, the Company's annual audited financial statements and quarterly financial statements to be included in the Company's Form 10-K and 10-Q filings and the related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        2.     The Committee shall review with management and the independent auditors, prior to public dissemination, the Company's earnings press releases, including supporting financial information and shall review any financial information and earnings guidance to be provided to analysts and rating agencies not previously included in earnings press releases or otherwise disclosed to the Committee or the full Board of Directors of the Company. The Committee's review of earnings press releases shall specifically include, as necessary, review of the use of any "pro-forma" or "adjusted" non-GAAP information.

  Independent Auditors

        3.     The Committee shall retain, subject to stockholder approval, evaluate and replace, if deemed necessary, the independent auditors. The Committee shall approve all audit engagement fees and terms. The Committee shall also pre-approve permissible non-audit services, including fees and terms for such permissible non-audit services.

        4.     The Committee shall review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review, the Committee shall:

          a.     Take into account the opinions of senior management and the personnel responsible for the internal controls function of the Company;

          b.     Review a report by the independent auditors describing: (i) the firm's internal quality-control procedures; (ii) any material issues raised by the internal quality control review or peer review of the independent auditor within the five preceding years, or by any inquiry or investigation by governmental or professional authorities, and any steps taken by the independent auditors to deal with any such issues; and (iii) all relationships between the independent auditors and the Company and any other relationships that may affect the auditors' independence;

          c.     Ensure the rotation of the lead audit partner at least every five (5) years as well as the rotation of other partners as required.

        5.     The Committee shall review and approve the original proposed scope of the annual audit of the Company's financial statements as well as any material changes in the actual scope of the audit.

  Internal Audit Function

        6.     The Committee shall review with the Chief Financial Officer or such others as the Committee deems appropriate, the Company's internal system of audit and financial controls, the results of internal audits and procedures for maintaining the adequacy and effectiveness of internal controls.

  Financial Reporting Process and Accounting Principles

        7.     The Committee shall review with senior management and the independent auditors, at least annually, the integrity of the Company's financial reporting processes, both internal and external, and the selection and quality of the Company's accounting principles.

        8.     The Committee shall review with the independent auditors and senior management the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the Company.

        9.     The Committee shall review with the independent auditors (i) any audit problems or other difficulties encountered by the auditors in the course of the audit process, and (ii) management's responses to such matters. The Committee shall also review with the independent auditors (i) any accounting adjustments that were noted or proposed by the auditors but were determined by management to be immaterial, (ii) all material alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosure and treatments and the treatment preferred by the independent auditors and (iii) any "management" or "internal control" letter issued by the independent auditors to the Company.

  Legal Compliance/General

        10.   The Committee shall discuss with senior management and the independent auditors the Company's guidelines and policies with respect to risk assessment and risk management, including steps taken by management to monitor and mitigate any known risk.

        11.   The Committee shall set clear hiring policies for employees or former employees of the Company's independent auditors.

        12.   The Committee shall establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  Reports

        13.   The Committee shall prepare a Report on an annual basis for inclusion in the Company's Proxy Statement.

V.     ANNUAL PERFORMANCE EVALUATION

        The Committee shall report its recommendations to the Board as necessary and appropriate. The Committee shall provide the Board with an annual performance self-evaluation. The Committee shall conduct an annual review of the adequacy of this Charter and recommend any proposed changes to the Board for approval.

ANNEX C

THE 2004 STOCK OPTION PLAN FOR
DIRECTORS OF AMPHENOL CORPORATION

I.    PURPOSE OF PLAN; DEFINITIONS.

  1.1
  Purpose.

        The purpose of the 2004 Stock Option Plan for Directors of Amphenol Corporation (the "Plan") is to strengthen Amphenol Corporation, a Delaware corporation (the "Company"), by providing an additional means of attracting, retaining and compensating highly qualified individuals for service as members of the Board of Directors of the Company. The Plan enables non-employee directors to increase their ownership of the Company's common stock, allowing them to have a greater personal financial stake in the Company and underscoring their common interest with stockholders in increasing the value of the Company's common stock in the long term.

  1.2
  Definitions.

        For purposes of this Plan, the following terms shall be defined as indicated, unless otherwise clearly required by the context in which the term appears:

        "Board of Directors" shall mean the Board of Directors of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Common Stock" shall mean the authorized and issuable common stock of the Company ($.01 par value).

        "Fair Market Value" shall mean (i) the closing price for the Common Stock on the composite tape of the New York Stock Exchange, (ii) if the stock is no longer listed or admitted to trade on the New York Stock Exchange, the closing price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or (iii) if the Common Stock is no longer listed or admitted to trade on any national securities exchange and if sales prices for the Common Stock are not so furnished through NASDAQ or a similar organization, the fair market value of the Common Stock, as determined in good faith by the Board of Directors or an authorized committee thereof in such manner as it deems appropriate, taking into consideration, among other things, recent sales of the Common Stock.

        "Non-Employee Director" shall mean each member of the Board of Directors who is not a current employee or a current officer of the Company or any of its Subsidiaries.

        "Nonstatutory Options" shall mean an option granted pursuant to the Plan which does not qualify as an incentive stock option under Section 422 of the Code.

        "Option(s)" shall mean option(s) to purchase Common Stock under this Plan.

        "Option Price" shall have the meaning set forth in Section 3.2 hereof.

        "Person" shall mean any individual, partnership, joint venture, corporation, association, trust, or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

II.    ADMINISTRATION; PARTICIPATION.

  2.1
  Administration.

        This Plan shall be administered by the Board of Directors. Subject to the express provisions of this Plan, the Board of Directors shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Board of Directors on the foregoing matters shall be conclusive.

  2.2.
  Participation.

        All Non-Employee Directors shall be eligible to participate in this Plan.

  2.3
  Stock Subject to the Plan.

        Subject to Section 4.1 hereof, the stock to be offered under this Plan shall be shares of authorized but unissued Common Stock or Common Stock held in treasury. The aggregate amount of Common Stock to be delivered upon exercise of Options granted under the Plan shall not exceed the sum of 250,000 shares of Common Stock. Such amount of Common Stock is hereby reserved for issuance under this Plan. If any Option shall expire or terminate for any reason without having been fully exercised, the unexercised shares subject thereto shall again be available for the purposes of this Plan.

  2.4
  Stock Option Agreements.

        Each Option granted pursuant to this Plan shall be evidenced by a written stock option agreement (any of which are at times herein referred to as an "Option Agreement" or, collectively, as "Option Agreements").

III.    OPTIONS.

  3.1
  Annual Grant of Nonstatutory Options.

        Only Nonstatutory Options may be granted under this Plan. On the first business day following the day of each annual meeting of the stockholders of the Company beginning in 2004, each person who is then a Non-Employee Director shall automatically and without further action by the Board of Directors be granted a Nonstatutory Option to purchase 4,000 shares of Common Stock, subject to adjustment and substitution as set forth in Article IV. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each Non-Employee Director to be granted an Option for 4,000 shares (or the number of adjusted or substituted shares pursuant to Article IV), then each Non-Employee Director shall be granted an Option for a number of whole shares equal to the number of shares then remaining available divided by the number of Non-Employee Directors, disregarding any fractions of shares.

  3.2
  Option Price.

        Except as otherwise provided herein, the purchase price per share of the Common Stock covered by each Option (the "Option Price") shall be one hundred percent (100%) of the Fair Market Value on the date of grant. The Option Price of any share purchased shall be paid in full at the time of each purchase in cash, by check, or, provided that all necessary regulatory approvals have been received, and provided further that the Option Agreement provides for such exercise, the person exercising the Option may deliver in payment of all or a portion of the Option Price certificates for other shares of Common Stock that have been held by such person for at least six (6) months (such other shares shall be valued at the Fair Market Value of such Common Stock as of the date of exercise of the Option).

  3.3
  Option Period.

        Except as otherwise provided herein or as otherwise determined by the Board of Directors, each Option and all rights or obligations thereunder shall expire on such date as shall be provided in the Option Agreement, but not later than the tenth anniversary of the date on which the Option is granted and shall be subject to earlier termination as hereinafter provided.

  3.4
  Exercise of Options.

        Each Option shall become vested and exercisable in accordance with the following schedule:

1st anniversary of grant date	33 1/3%
2nd anniversary of grant date	66 2/3%
3rd anniversary of grant date	100%

        Notwithstanding the foregoing, Options shall become fully vested and exercisable upon the holder's permanent disability (as defined in Section 3.7), death or retirement from the Board of Directors. "Retirement" shall mean a Non-Employee Director's resignation or removal from the Board of Directors at any time after he or she has attained age 72 or completed five years of service as a Non-Employee Director following the date of the initial Grant of an Option to such Non-Employee Director under the Plan. If an Option holder ceases to be a Director of the Company for any reason other than permanent disability, death or retirement, the Board of Directors, in its discretion, may determine that any outstanding Option shall become fully vested and exercisable.

        If the holder of an Option shall not purchase all of the shares which the holder is entitled to purchase, the holder's right to purchase any shares not so purchased shall continue until the expiration or earlier termination of the holder's Option. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded except that they may be accumulated in accordance with the previous sentence of this Section 3.4. No fewer than 100 shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the Option. The Board of Directors may impose such conditions or limitations, as shall be specified in the applicable Option Agreement, on the sale or transfer of Common Stock acquired upon exercise of an Option as it may deem necessary or desirable.

        An Option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the person entitled to exercise the Option, together with payment in full of the Option Price made in accordance with Section 3.2 of this Plan and all applicable withholding taxes.

  3.5
  Nontransferability of Options.

        An Option granted under this Plan shall, by its terms, be nontransferable by the grantee other than by will or the laws of descent and distribution, and shall be exercised during the grantee's lifetime only by the grantee or a duly appointed guardian or personal representative.

  3.6
  Cessation of Service.

        Except as provided in Sections 3.7, 3.8 and 3.9 hereof, if an Option holder ceases to be a Director of the Company, the Option holder shall have 180 days, or such other period established by the Board of Directors from the date on which such Option holder ceases to be a Director of the Company to exercise his or her option, to the extent, and only to the extent, the Option had become exercisable prior to the date of such cessation of service.

  3.7
  Permanent Disability of Non-Employee Director.

        If an Option holder is no longer a Non-Employee Director as a result of permanent disability (as defined below), the holder shall have a 12-month period, or such shorter period as is provided in the Option Agreement, from the date of cessation of service to exercise his or her Option. The Option shall expire at the end of such 12-month period (or such shorter period as is provided in the Option Agreement or as provided pursuant to Section 3.3 hereof) to the extent not exercised within that period. As used herein, "permanent disability" shall mean the inability of an Option holder by reason of illness or injury to perform substantially all of his or her duties as a Non-Employee Director during any continued period of one hundred eighty (180) days.

  3.8
  Death of Non-Employee Director.

        If an Option holder dies while a Non-Employee Director of the Company or during the periods described in Section 3.6 or 3.7 hereof, the holder's Option shall be exercisable during the 12-month period, or such shorter period as is provided in the Option Agreement, following the holder's death, by the executor of the holder's will, the administrator of the holder's estate, or as otherwise provided in the Option Agreement, (and not otherwise, regardless of any community property or other interest therein of the spouse of the holder or such spouse's successor in interest), provided that in no event shall the Option be exercised after the period provided for in Section 3.3 hereof. Unless sooner terminated pursuant to the Plan, the Option shall expire at the end of such twelve-month period (or such shorter period as is provided in the Option Agreement or as is provided pursuant to Section 3.3 hereof) to the extent not exercised within that period. In the event that the holder's spouse shall have acquired a community property interest in the Option, the holder, the executor of the holder's will, the administrator of the holder's estate, or such other Person as is otherwise provided in the Option Agreement, may exercise the option on behalf of the spouse of the holder or such spouse's successor in interest.

  3.9
  Retirement of Non-Employee Director.

        If an Option holder is no longer a Non-Employee Director of the Company due to retirement at age 72 or such other age as may be approved by the Board of Directors, the holder's Option shall be exercisable during the 12-month period, or such shorter period as is provided in the Option Agreement, following the holder's retirement, provided that in no event shall the Option be exercised after the period provided in Section 3.3 hereof. The Option shall expire at the end of such 12-month period (or such shorter period as is provided in the Option Agreement or as provided pursuant to Section 3.3 hereof) to the extent not exercised within that period.

IV.    OTHER PROVISIONS.

  4.1
  Adjustments Upon Changes in Capitalization and Ownership.

        Subject to Section 4.2 below, if the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, combination, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares for which Options may be granted as set forth in Section 2.3 hereof. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change shall also be made.

        Upon the dissolution or liquidation of the Company, or, subject to Section 4.2 below, upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, in which such surviving corporation (or an affiliate), if applicable, does not assume all obligations of the Company under this Plan and substitute for the unexercised Options granted under the Plan options to purchase securities of such surviving corporation having a value substantially equivalent to or greater than the Common Stock issuable upon exercise of such Options and on terms substantially the same as or better than those granted under the Plan, such Options shall become immediately exercisable upon the occurrence of such an event, but in no event may such Options be exercised after the exercise period specified in each individual Option Agreement.

        Adjustments under this Section 4.1 shall be made by the Board of Directors or an authorized committee thereof, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under this Plan on account of any such adjustment. If for any reason any person becomes entitled to any interest in a fractional share, a cash payment shall be made of an equivalent value of such interest.

  4.2
  Change of Control.

        (a)   The Board of Directors, in its sole discretion, may determine at the time of (or at any time after) the grant of an Option, that upon a Change of Control of the Company, that any outstanding Option shall become vested and exercisable by the holder thereof upon the terms and conditions of the Plan and the Option Agreement, provided, however, the Board of Directors or an authorized committee thereof may, in its discretion, take one or more of the actions described in Section 4.2(b) in connection with a Change of Control. A "Change of Control" shall mean the occurrence of any of the following events:

          (i)    Upon consummation of a reorganization, merger or consolidation (a "Business Combination"), in each case, unless, following such Business Combination:

            (A)  the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of Common Stock of the Company (the "Outstanding Common Stock") and the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities") immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; and

            (B)  no Person (as defined in subparagraph (iii) below) (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such other corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership of Outstanding Common Stock or Outstanding Voting Securities existed prior to the Business Combination; and

            (C)  at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board of Directors at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

          (ii)   If individuals who, as of the Effective Date, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of (A) an actual or threatened election contest with respect to the election or removal of directors; (B) an actual or threatened solicitation of proxies or consents; or (C) any other actual or threatened action by, or on behalf of, any Person other than the Board of Directors; or

          (iii)  Upon the acquisition after the Effective Date by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then Outstanding Common Stock or (B) the combined voting power of the Outstanding Voting Securities; provided, however, that the following acquisitions shall not be deemed to be covered by this subparagraph (iii): (x) any acquisition of Outstanding Common Stock or Outstanding Voting Securities by the Company, (y) any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Company or (z) any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subparagraph (i) above; or

          (iv)  The consummation of the sale of all or substantially all of the assets of the Company or approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

        (b)   In the event of a Change of Control, the Board of Directors or an authorized committee thereof may, in its discretion, take one or more of the following actions in connection with a Change of Control.

          (i)    The Board of Directors or an authorized committee thereof may declare that any or all Options shall terminate as of a date to be fixed by the Board of Directors or such committee and may require that the respective holders thereof surrender all or a portion of their unexercised Options for cancellation by the Company prior to such date and, upon such surrender, such holders shall receive (i) the cash, securities or other consideration they would have received had they exercised such

  Options immediately prior to such Change of Control and had they disposed of their shares of Common Stock issuable upon such exercise in connection with such Change of Control (subject to required deductions and withholdings), minus (ii) an amount of cash or fair market value of securities or other such consideration equal to the Option Price for such Options surrendered; or

          (ii)   The Board of Directors or an authorized committee thereof may declare that, upon the exercise by a holder of any or all Options after a Change of Control in accordance with the provisions of the Plan, such holder shall be entitled to receive only the cash, securities or other consideration he would have been entitled to receive had he exercised such Options immediately prior to such Change of Control and had he disposed of the Common Stock issuable upon such exercise in connection with such Change of Control; or

          (iii)  The Board of Directors or an authorized committee thereof may declare that any or all Options shall terminate as of a date to be fixed by the Board of Directors or such committee and give the holders thereof the right to exercise their Options prior to such date as to all or any part thereof; or

          (iv)  The Board of Directors or an authorized committee thereof may permit the successor corporation to assume the obligations of the Company under the Plan and to substitute for the unexercised Options granted under the Plan options to purchase securities of such successor corporation having a value substantially equivalent to or greater than the Common Stock issuable upon exercise of such Options and on terms substantially the same as or better than those granted under the Plan, all as determined by the Board of Directors or such committee, whereupon all outstanding Options and all future Options granted under the Plan shall thenceforth become options to purchase such securities of such successor corporation on such terms.

        4.3   Government Regulations.

This Plan and the grant and exercise of Options shall be subject to all applicable rules and regulations of governmental authorities.

        4.4   Withholding.

The Company may require, as a condition to (1) issuing or delivering to the holder of an Option shares or certificates evidencing the shares upon exercise of the Option or (2) allowing the transfer of shares subsequent to their issuance to the holder of an Option, that the holder of an Option or other person exercising the Option pay any sums that federal, state, or local tax law requires to be withheld with respect to such exercise or transfer. The Company shall not be obligated to advise any holder of an Option of the existence of the tax or the amount which the Company will be so required to withhold.

        4.5   Amendment, Termination, and Reissuance.

        (a)   The Board of Directors may at any time suspend, amend or terminate this Plan (or any part thereof) and, with the consent of the holder of an Option, may make such modifications of the terms and conditions of such holder's Option as it shall deem advisable. No Option may be granted during any suspension of this Plan or after such termination. The amendment, suspension or termination of this Plan shall not, without the consent of the holder of an Option, adversely alter or impair any rights or obligations under any Option theretofore granted under this Plan.

        (b)   In addition to the Board of Directors' approval of any amendment, if the amendment would (i) increase the benefits accruing to participants in this Plan, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, then such amendment must be approved by the holders of a majority of the Company's outstanding capital stock present, or represented, and entitled to vote at a meeting duly held for the purpose of approving such amendment.

        4.6   Privileges of Stock Ownership; Nondistributive Intent.

        The holder of an Option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued and delivered to him or her. Upon exercise of an Option, unless a registration statement is in effect under the Securities Act of 1933, as amended, relating to the Common Stock issuable upon exercise and there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act, the Common Stock may be issued to the option holder only if he or she represents and warrants in writing to the Company and its counsel that the shares purchased are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued upon the exercise of any Option unless and until there shall have been full compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over this Plan (and of any exchanges upon which stock of the Company may be listed).

        4.7   Issuance of Stock Certificates.

        Upon exercise of an Option, the person receiving Common Stock shall be entitled to one stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock to the Company in payment of a portion or all of the purchase price of stock purchased upon exercise of an Option, shall be entitled to receive two certificates, one representing a number of shares equal to the number of shares exchanged for the stock acquired upon exercise, and another representing the additional shares acquired upon exercise of the Option.

        4.8   Effective Date of this Plan.

        This Plan shall, subject to its adoption by the Board of Directors and the approval by the Company's stockholders in accordance with applicable law and the Company's Certificate of Incorporation, be effective as of May 27, 2004.

        4.9   Expiration.

        Unless previously terminated by the Board of Directors, this Plan shall expire at the close of business on the date that is ten (10) years from the date specified in Section 4.8, and no Option shall be granted under it thereafter, but such expiration shall not affect any Option theretofore granted.

        4.10 Governing Law.

        This Plan and the Options issued hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant Delaware law.

ANNEX D

THE 2004 AMPHENOL EXECUTIVE INCENTIVE PLAN

        1.    Purpose.    Amphenol Corporation (the "Company") has established the 2004 Amphenol Executive Incentive Plan (the "Executive Incentive Plan") to provide incentive compensation in the form of cash bonus incentive award ("Award") to eligible Employees. The Executive Incentive Plan is effective as of January 1, 2004.

        2.    Administration.    The Executive Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall have the power, right and duty to interpret, construe and administer the provisions of the Executive Incentive Plan. All decisions, actions or interpretations of the Committee, including decisions, actions or interpretations regarding eligibility to participate and grant of Awards, shall be final, conclusive and binding upon all of the parties. The Company shall indemnify and hold harmless the Committee and its members against all claims, liabilities, fines and penalties and all expenses reasonably incurred by or imposed upon the Committee or any of its members (including, but not limited to, reasonable attorney's fees) which arise as a result of its or their good faith actions or failure to act in connection with the operation and administration of the Executive Incentive Plan to the extent lawfully allowable and to the extent that such claims, liabilities, fines, penalties or expenses are not paid for by liability insurance purchased or paid for by the Company and are not due to willful misconduct. The Company shall pay all costs of Executive Incentive Plan administration.

        3.    Calculation of Incentive Awards.    Eligible Employees of the Company, including the top five most highly compensated Employees may be granted awards under the Executive Incentive Plan based on a formula that includes performance against budget, year-over-year improvement, balance sheet management and overall Company performance. Such formula will be applied against a target bonus which is expressed as a fixed percentage of base salary. The maximum payment to an eligible employee is, for any performance period, two times the target bonus. The maximum award the Chief Executive Officer may receive for any performance period is $4.0 million. The performance period will be the fiscal year of the Company. The Committee may increase or decrease the performance targets if there have been extraordinary occurrences not anticipated when the performance formula was established. The Committee has sole discretion to determine when such an adjustment should be made.

        4.    Employee.    Subject to such additional limitations or restrictions as the Committee may impose, the term "Employee" shall mean persons who are employed by the Company and its subsidiaries.

        5.    Cash Bonus Incentive Award.    Awards are intended to provide payment of additional compensation to an Employee as determined by the Committee in its sole discretion. The Committee may grant Awards to Employees only. Any Award shall be paid as soon as practicable upon the Committee's determination to make such Award. All Awards shall be paid in cash in the local currency of the Employee.

        6.    Unfunded Plan; No Interest in Company Assets.    No Employee or other person shall have any right, title or interest in any Award prior to the payment thereof or in any property of the Company. All Awards shall be paid from the general assets of the Company. To the extent that any Employee, former Employee, or any other person acquires a right to receive an Award or payment of an Award under the Executive Incentive Plan, such right shall be no greater than the right of a general unsecured creditor of the Company. Nothing contained in the Executive Incentive Plan, and no actions taken in operation of the Executive Incentive Plan, shall create or be construed to create a trust of any kind, require the segregation

D-1

or set aside of any funds or other property for the purposes of paying any amounts under the Executive Incentive Plan or create a fiduciary relationship between the Company and any Employee, former Employee or any other person.

        7.    No Alienation of Benefits.    Except as otherwise determined by the Committee, with the exception of transfer by will or the laws of descent and distribution, Awards shall not be assignable or transferable, either voluntarily or involuntarily, and, during the lifetime of the Employee, payment of an Award shall be made only to the Employee.

        8.    Withholding for Taxes.    Notwithstanding any other provision of the Executive Incentive Plan, the Company reserves the right to withhold from any Award such amount or amounts as may by required for purposes of complying with the tax withholding provisions of the Internal Revenue Code of 1986, as amended, any state's income tax act or any applicable similar local, foreign or other laws.

        9.    Amendment and Termination.    The Committee has the right to amend, suspend, modify or terminate the Executive Incentive Plan in whole or in part and for any reason and without the consent of the Employees. Any amendment, suspension, modification or termination of any provision of the Executive Incentive Plan may be made retroactively. Notwithstanding the prior sentences, no amendment, suspension, modification or termination of the Executive Incentive Plan shall change the terms and conditions of any Award to which an Employee has otherwise become entitled under the provisions of the Executive Incentive Plan without the Employee's consent. Until earlier terminated, the Executive Incentive Plan shall continue in effect, whether amended, suspended or modified.

        10.    Governing Law.    The Executive Incentive Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

        11.    Non-ERISA Plan.    The Executive Incentive Plan is intended to be a cash bonus plan and is not intended to be an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended.

        12.    No Right to Continued Employment.    Nothing contained in the Executive Incentive Plan shall be construed as a contract of employment between the Company and any Employee, or as a right of any Employee to be continued in the employment of the Company or any Subsidiary, or as a limitation of the rights of the Company or any Subsidiary to discharge any of its Employees, with or without cause, or as to affect or enlarge the employment rights, if any, of any Employee.

D-2

CORPORATION

                      Notice of Annual Meeting
                      and
                      Proxy Statement

                      Annual Meeting of Stockholders, May 26, 2004

                      IMPORTANT Your proxy is enclosed. Please fill in, date, sign and return your proxy promptly in the enclosed stamped envelope whether or not you plan to be present at the meeting. You may still vote in person if you attend the meeting.

AMP-PS-2004

DETACH HERE

PROXY

AMPHENOL CORPORATION

        The undersigned, revoking previous proxies as relating to these shares, hereby acknowledges receipt of the Notice of 2004 Annual Meeting and Proxy Statement dated April 26, 2004 in connection with the Annual Meeting to be held at 11:00 a.m. on May 26, 2004 at the Corporate Headquarters of the Company, 358 Hall Avenue, Wallingford, Connecticut 06492 and hereby appoints Martin H. Loeffler and Edward G. Jepsen, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Class A Common Stock of AMPHENOL CORPORATION registered in the name provided herein which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders, and at any adjournment and adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy Statement.

        Election of three Directors for terms to expire at the 2007 Annual Meeting.

Nominees:
(01) Andrew E. Lietz, (02) Martin H. Loeffler and (03) Michael W. Michelson

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒	Please mark votes as in this example.
This Proxy when properly executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of the Nominee Directors and FOR Proposals 2, 3, 4 and 5.
The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5.
						FOR	AGAINST	ABSTAIN
1.	Election of three Nominee Directors (See reverse.)			2.	Ratification of Deloitte & Touche LLP as independent public accountants of the Company.	☐	☐	☐
		FOR	WITHHELD
		☐	☐	3.	Ratification and approval of the increase in the number of authorized shares.	☐	☐	☐
	☐			4.	Ratification and approval of the 2004 Stock Option Plan for Directors of Amphenol Corporation.	☐	☐	☐
		For all nominees except as noted above
				5.	Ratification and approval of the 2004 Amphenol Executive Incentive Plan.	☐	☐	☐

				MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT				☐
				Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date:

QuickLinks

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS TIME 11:00 a.m., Wednesday, May 26, 2004 PLACE Corporate Headquarters 358 Hall Avenue Wallingford, CT 06492 AGENDA
—IMPORTANT— PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING
PROXY STATEMENT
RECORD DATE/STOCK SPLIT
PROXIES
PRINCIPAL STOCKHOLDERS OF AMPHENOL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
PROPOSAL 1. ELECTION OF DIRECTORS
NOMINEES FOR ELECTION IN 2004
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.
DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2005
DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2006
DIRECTOR WHO HAS RESIGNED WITH TERM FORMERLY EXPIRING IN 2006
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION AND OTHER MATTERS Summary Compensation Table
Option/SAR Grants In Last Fiscal Year
Individual Option/SAR Grants
Long-Term Incentive Plans—Awards in Last Fiscal Year
COMPARISON OF TOTAL DAILY COMPOUNDED RETURN AMONG AMPHENOL CORPORATION, S&P 500 INDEX AND PEER GROUP COMPOSITE
Cumulative Total Return Annually: 12/31/98 to 12/31/03
PROPOSAL 3. RATIFY AND APPROVE THE INCREASE IN NUMBER OF AUTHORIZED SHARES.
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE INCREASE IN NUMBER OF AUTHORIZED SHARES.
PROPOSAL 4. RATIFY AND APPROVE THE 2004 STOCK OPTION PLAN FOR DIRECTORS OF AMPHENOL CORPORATION.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE 2004 STOCK OPTION PLAN FOR DIRECTORS OF AMPHENOL CORPORATION.
PROPOSAL 5. RATIFY AND APPROVE THE 2004 AMPHENOL EXECUTIVE INCENTIVE PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE 2004 AMPHENOL EXECUTIVE INCENTIVE PLAN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS
GENERAL AND OTHER MATTERS
PLEASE DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE ON WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
ANNEX A
AMPHENOL CORPORATION CORPORATE GOVERNANCE PRINCIPLES
ANNEX B
AMPHENOL CORPORATION AUDIT COMMITTEE CHARTER
ANNEX C
THE 2004 STOCK OPTION PLAN FOR DIRECTORS OF AMPHENOL CORPORATION
ANNEX D
THE 2004 AMPHENOL EXECUTIVE INCENTIVE PLAN